================================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM N-1A

                 REGISTRATION STATEMENT (NO. 033-56443) UNDER
                          THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.

                      POST-EFFECTIVE AMENDMENT NO. 4
                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                             AMENDMENT NO. 13

                          VANGUARD HORIZON FUND, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                P.O. BOX 2600,
                            VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                 REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                         RAYMOND J. KLAPINSKY, ESQUIRE
                      P.O. BOX 876 VALLEY FORGE, PA 19482

  It is proposed that the effective date of this filing be effective January 23, 1998; pursuant to paragraph (b) of Rule 485.

  Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

  We have elected to register an indefinite number of securities under the Securities Act of 1933 pursuant to Rule 24f-2 of the Investment Company Act of 1940. We filed its Rule 24f-2 Notice for its fiscal year ended October 31, 1997, with the Commission on January ., 1998.

================================================================================

                          VANGUARD HORIZON FUND, INC.

                             CROSS REFERENCE SHEET

  FORM N-1A
 ITEM NUMBER                                        LOCATION IN PROSPECTUS
  Item 1.    Cover Page............................ Cover Page
  Item 2.    Synopsis.............................. Highlights; Fund Expenses
  Item 3.    Condensed Financial Information....... Financial Highlights
  Item 4.    General Description of Registrant..... Investment Objectives;
                                                    Investment Limitations;
                                                    Investment Policies;
                                                    General Information
  Item 5.    Management of the Fund................ Directors and Officers;
                                                    Management of the Fund; The
                                                    Vanguard Group
  Item 5A.   Management's Discussion of Fund        Herein incorporated by
             Performance .......................... reference to Registrant's
                                                    Annual Report to
                                                    Shareholders dated October
                                                    31, 1997 filed with
                                                    Securities & Exchange
                                                    Commission's EDGAR system
                                                    on January 5, 1998
  Item 6.    Capital Stock and Other Securities.... Opening an Account and
                                                    Purchasing Shares; Selling
                                                    Your Shares; The Share
                                                    Price of Each Portfolio;
                                                    Dividends, Capital Gains,
                                                    and Taxes; General
                                                    Information
  Item 7.    Purchase of Securities Being Offered.. Cover Page; Opening an
                                                    Account and Purchasing
                                                    Shares
  Item 8.    Redemption or Repurchase.............. Selling Your Shares
  Item 9.    Pending Legal Proceedings............. Not Applicable
  FORM N-1A                                         LOCATION IN STATEMENT
 ITEM NUMBER                                        OF ADDITIONAL INFORMATION
  Item 10.   Cover Page............................ Cover Page
  Item 11.   Table of Contents..................... Cover Page
  Item 12.   General Information and History....... Investment Objectives and
                                                    Policies
  Item 13.   Investment Objective and Policies..... Investment Objectives and
                                                    Policies; Investment
                                                    Limitations
  Item 14.   Management of the Registrant.......... Management of the Fund
  Item 15.   Control Persons and Principal Holders
             of Securities......................... Management of the Fund
  Item 16.   Investment Advisory and Other          Management of the Fund
             Services..............................
  Item 17.   Brokerage Allocation.................. Not Applicable
  Item 18.   Capital Stock and Other Securities.... Financial Statement
  Item 19.   Purchase, Redemption and Pricing of    Purchase of Shares;
             Securities Being Offered.............. Redemption of Shares
  Item 20.   Tax Status............................ Not Applicable
  Item 21.   Underwriters.......................... Not Applicable
  Item 22.   Calculations of Performance Data...... Not Applicable
  Item 23.   Financial Statements.................. Financial Statement

================================================================================

[LOGO OF VANGUARD HORIZION FUND APPEARS HERE]
                                             A Member of The Vanguard Group
================================================================================

PROSPECTUS--JANUARY 23, 1998
-------------------------------------------------------------------------------
NEW ACCOUNT INFORMATION: INVESTOR INFORMATION DEPARTMENT--1-800-662-7447
(SHIP)
-------------------------------------------------------------------------------
SHAREHOLDER ACCOUNT SERVICES: CLIENT SERVICES DEPARTMENT--1-800-662-2739
(CREW)
-------------------------------------------------------------------------------
INVESTMENT          Vanguard Horizon Fund, Inc. (the "Fund") is an open-end
OBJECTIVES AND      diversified investment company. The Fund offers four dis-
POLICIES            tinct Portfolios each of which seeks to provide maximum
                    long-term total return. Each Portfolio will pursue this objective using very different strategies and investment policies; thus, the Portfolios will expose shareholders to an array of different risks.

                    The AGGRESSIVE GROWTH PORTFOLIO invests in U.S. equity se-curities, emphasizing medium- and small-capitalization companies. The CAPITAL OPPORTUNITY PORTFOLIO invests pri-marily in U.S. equity securities, emphasizing those compa-nies with rapid earnings growth prospects. The GLOBAL AS-SET ALLOCATION PORTFOLIO invests in a varying mix of U.S. and foreign stocks, bonds and cash reserves. The GLOBAL EQUITY PORTFOLIO invests in U.S. and foreign equity secu-rities that, in the adviser's view, offer attractive total return prospects.

                    There is no assurance that the Portfolios will achieve
                    their stated objectives. Shares of the Fund are neither
                    insured nor guaranteed by any agency of the U.S. Govern-
                    ment, including the FDIC.
-------------------------------------------------------------------------------
OPENING AN          To open a regular (non-retirement) account, please com-
ACCOUNT             plete and return the Account Registration Form. If you
                    need assistance in completing the form, please call the Investor Information Department at 1-800-662-7447. To open an Individual Retirement Account (IRA), please use a Van-guard IRA Adoption Agreement. To obtain a copy of this agreement, call the Investor Information Department, Mon-day through Friday, from 8:00 a.m. to 9:00 p.m. and Satur-day, from 9:00 a.m. to 4:00 p.m. (Eastern time). The mini-mum initial investment is $3,000 ($1,000 for Individual
                    Retirement Accounts and Uniform Gifts/Transfers to Minors
                    Act accounts.) The Fund is offered on a no-load basis
                    (i.e., there are no sales commissions or 12b-1 fees). How-ever, the Fund incurs expenses for investment advisory, management, administrative and distribution services.

IMPORTANT NOTE:     If shares of the Portfolios are redeemed or exchanged
1% REDEMPTION FEE   prior to being held for five years, they will be subject
                    to a 1% redemption fee which is paid directly to the Port-
                    folios. See "Fund Expenses."
-------------------------------------------------------------------------------

ABOUT THIS          This prospectus is designed to set forth concisely the in-
PROSPECTUS          formation you should know about the Fund before you in-
                    vest. It should be retained for future reference. A
                    "Statement of Additional Information" containing addi-
                    tional information about the Fund has been filed with the
                    U.S. Securities and Exchange Commission. This statement is dated January 23, 1998 and has been incorporated by refer-
                    ence into this Prospectus. A copy may be obtained without
                    charge by writing to the Fund, by calling the Investor In-
                    formation Department at 1-800-662-7447 or by visiting the
                    Securities and Exchange Commission's website
                    (www.sec.gov).
-------------------------------------------------------------------------------
TABLE OF CONTENTS

                                                         Page
Highlights..............................................   2
Fund Expenses...........................................   6
Financial Highlights....................................   7
Yield and Total Return..................................   9
  FUND INFORMATION
Portfolio Summaries:
 Investment Objective, Risks & Policies.................  10
--Aggressive Growth Portfolio...........................  10
--Capital Opportunity Portfolio.........................  12
--Global Asset Allocation Portfolio.....................  15
--Global Equity Portfolio...............................  18
Who Should Invest.......................................  19
Supplemental Investment Policies........................  20
Investment Limitations..................................  23
Management of The Fund..................................  24
Investment Advisers.....................................  24
Dividends, Capital Gains and Taxes......................  29
The Share Price of Each Portfolio.......................  30
General Information.....................................  31
 SHAREHOLDER GUIDE
Opening an Account and Purchasing Shares................  33
When Your Account Will Be Credited......................  36
Selling Your Shares.....................................  36
Exchanging Your Shares..................................  39
Important Information About
 Telephone Transactions.................................  40
Transferring Registration...............................  41
Other Vanguard Services.................................  41

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

                                  HIGHLIGHTS

OVERVIEW AND        Vanguard Horizon Fund is an open-end diversified invest-
OBJECTIVES          ment company designed for investors with long-range in-
                    vestment goals. The Fund offers a choice of four distinct actively-managed Portfolios, each seeking maximum long-term total return. The Portfolios' advisers have been granted substantial investment flexibility and each will take a different investment approach to pursuing maximum long-term total return, although there is no assurance that such returns can be achieved. Investors in any of the Portfolios can expect returns to be less predictable than returns from Funds that parallel a particular index or follow a strict set of investment guidelines. Therefore, an investment in the Fund is appropriate only for those investors who have the perspective, patience, and finan-cial resources necessary to assume above-average risk and volatility in exchange for the potential of achieving above-average long-term returns.

                    The Fund may be appropriate for investors who already have a well-balanced core portfolio--one including stocks,
                    bonds, and money market instruments--and want to add an
                    extra dimension of aggressive investing. Shares of the
                    Fund are offered on a no-load basis, although the Fund in-
                    curs certain distribution expenses and assesses a 1% re-
                    demption fee if shares being redeemed or exchanged have
                    been held for less than five years.
-------------------------------------------------------------------------------
THE FOUR            The AGGRESSIVE GROWTH PORTFOLIO invests in U.S. equity se-
PORTFOLIOS          curities, emphasizing medium- and small-capitalization
                    companies.

                    The CAPITAL OPPORTUNITY PORTFOLIO invests primarily in U.S. equity securities, emphasizing those companies with rapid earnings growth prospects.

                    The GLOBAL ASSET ALLOCATION PORTFOLIO invests in a varying mix of both U.S. and foreign stocks, bonds, and cash re-serves.

                    The GLOBAL EQUITY PORTFOLIO invests in U.S. and foreign equity securities that, in the adviser's view, offer at-tractive total return prospects.
-------------------------------------------------------------------------------

INVESTMENT   While each of the Portfolios seek the same investment objective
POLICIES     --maximum long-term total return--each Portfolio pursues the objective using different investment strategies. The grid below shows, at-a-glance, some of the financial instruments, investment techniques and analytic methods employed by each Portfolio in pursuit of maximum long-term total return.

              ---------------------------------------------------------------------
                                                                 GLOBAL
                                        AGGRESSIVE   CAPITAL     ASSET     GLOBAL
              .--PRIMARY EMPHASIS         GROWTH   OPPORTUNITY ALLOCATION  EQUITY
              *--SECONDARY EMPHASIS     PORTFOLIO   PORTFOLIO  PORTFOLIO  PORTFOLIO
              ---------------------------------------------------------------------
              FINANCIAL INSTRUMENTS
              ---------------------------------------------------------------------
               Invests in U.S. stocks        .           .          .          .
              ---------------------------------------------------------------------
               Emphasizes smaller
                company stocks               .           .
              ---------------------------------------------------------------------
               Invests in foreign
                stocks                                   *          .          .
              ---------------------------------------------------------------------
               Invests in foreign
                bonds                                               .
              ---------------------------------------------------------------------
               Invests in foreign cash
                reserves                                            *
              ---------------------------------------------------------------------
               Invests in futures
                contracts                    *           *          .          *
              ---------------------------------------------------------------------
               Invests in forward
                currency contracts                                  *          *
              ---------------------------------------------------------------------
               Invests in put options                    *
              ---------------------------------------------------------------------
              INVESTMENT TECHNIQUES
              ---------------------------------------------------------------------
               Holds a small number of
                stocks                                   *
              ---------------------------------------------------------------------
               Sells stocks short                        *
              ---------------------------------------------------------------------
              ANALYTIC METHODS
              ---------------------------------------------------------------------
               Uses quantitative
                computer models              .                      .
              ---------------------------------------------------------------------
               Uses fundamental
                analysis                                 .                     .
              ---------------------------------------------------------------------

-------------------------------------------------------------------------------
RISK         Each of the Portfolios will expose investors to substantial risk
CHARACTER-   in pursuit of maximum long-term total return. The following table
ISTICS       depicts the principal risks inherent in the Portfolios of the
             Fund:

                                                 SECURITIES    FOREIGN   MANAGER
             PORTFOLIO                           MARKET RISK MARKET RISK  RISK
             -------------------------------------------------------------------
             Aggressive Growth..................    High         Low      High
             Capital Opportunity................    High         Low      High
             Global Asset Allocation............    High        High      High
             Global Equity......................    High        High      High

             SECURITIES MARKET RISK: Common stock prices have histori-cally fluctuated substantially over short-term periods. Bond prices also fluctuate in response to interest rate changes with prices declining as interest rates increase.

                    FOREIGN MARKET RISK: Investments in foreign securities may have greater risks than similar U.S. investments. These risks involve many facets of foreign investing, including: less liquid and/or efficient markets, less regulation, and uncertain political events. In addition, the value of for-eign investments is affected by fluctuations in foreign currency values.

                    MANAGER RISK: The manager, or adviser, of each Portfolio
                    is responsible for implementation of the Portfolio's in-vestment policies. Manager risk encompasses the potential for the Portfolio to fail to achieve its objective due to investment decisions made by the investment adviser. Port-folios whose advisers have the greatest flexibility there-fore have the most manager risk. Investors should be aware that each adviser may fail to achieve the Portfolio's ob-jective and the investment results may fall short of com-parable benchmarks.
-------------------------------------------------------------------------------

SPECIAL             (1) Each Portfolio of the Fund may invest a portion of its
CONSIDERATIONS      assets in futures contracts, options, convertible securi-
                    ties and swap agreements. Investors in the GLOBAL ASSET
                    ALLOCATION PORTFOLIO should be aware that the Portfolio
                    may invest up to 50% of its net assets in futures con-
                    tracts instead of directly holding securities. The advis-
                    ers will not use futures to leverage the Portfolios' hold-
                    ings, but only as a more efficient means to implement
                    their investment decisions.                         PAGE 21

                    (2) Each Portfolio may invest in short-term fixed income
                    securities.                                         PAGE 20

                    (3) Each Portfolio may lend its securities.         PAGE 22

                    (4) Each Portfolio may borrow money.                PAGE 23

                    (5) The CAPITAL OPPORTUNITY PORTFOLIO may utilize the hedging and defensive techniques of selling stocks short, purchasing put options, and increasing cash reserves. As a guideline, the value of investments from these three strategies in combination will not exceed 25% of the Port-
                    folio's net assets.                                 PAGE 12

-------------------------------------------------------------------------------
THE VANGUARD        The Fund is a member of The Vanguard Group of Investment
GROUP               Companies, a group of over 30 investment companies with
                    more than 95 distinct investment portfolios and total as-
                    sets in excess of $310 billion. The Vanguard Group, Inc.
                    ("Vanguard"), a subsidiary jointly owned by The Vanguard
                    Funds, provides all corporate, management, administrative, distribution and shareholder accounting services on an at-
                    cost basis to the Funds in the Group.               PAGE 24
-------------------------------------------------------------------------------
INVESTMENT          The Portfolios of the Fund receive investment advisory
ADVISERS            services as follows:

            PORTFOLIO                         ADVISER
            ------------------------------------------------------------------
            Aggressive Growth Portfolio       Vanguard's Core Management Group
            Capital Opportunity Portfolio     PRIMECAP Management Company
            Global Asset Allocation           Strategic Investment Management
              Portfolio
            Global Equity Portfolio           Marathon Asset Management Limited

            The advisers discharge their responsibilities subject to the control
            of the Officers and Directors of the Fund.                   PAGE 25
--------------------------------------------------------------------------------

DIVIDENDS,          Income is expected to be modest in the CAPITAL OPPORTUNITY
CAPITAL GAINS AND   and GLOBAL EQUITY PORTFOLIOS; however, it may be more sig-
TAXES               nificant, from time to time, for the AGGRESSIVE GROWTH and the GLOBAL ASSET ALLOCATION PORTFOLIOS.

                    The Portfolios will distribute net investment income, if any, in the form of dividends annually. Net realized capi-tal gains distributions, if any, will also be made annual-ly. A sale of shares of a Portfolio is a taxable event and may result in a capital gain or loss. Dividend distribu-tions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to
                    federal, state and local taxes.                PAGE 29
-------------------------------------------------------------------------------

PURCHASING SHARES   You may purchase shares by mail, wire or exchange from an-
                    other Vanguard Fund. The minimum initial investment is
                    $3,000 ($1,000 for Individual Retirement Accounts and Uni-
                    form Gifts/Transfers to Minors Act accounts); the minimum
                    for subsequent investments is $100. There are no sales
                    commissions or 12b-1 fees, although certain redemptions of
                    Fund shares are subject to a 1% redemption fee as de-
                    scribed below.                                 PAGE 33
-------------------------------------------------------------------------------

SELLING SHARES      You may redeem shares of each Portfolio in writing or by
                    telephone. Shares of the Portfolios that are redeemed or
                    exchanged prior to being held for five years will be sub-
                    ject to a 1% redemption fee paid directly to the Portfo-
                    lios. The price of each Portfolio is expected to fluctu-
                    ate, and may at redemption be more or less than at the
                    time of initial purchase, resulting in a gain or loss.
                                                                    PAGE 36
-------------------------------------------------------------------------------

EXCHANGING SHARES   You may exchange a Portfolio's shares for those of another
                    Portfolio of the Fund or other Vanguard Funds. An exchange from one of the Portfolios is considered a redemption and
                    will be subject to a 1% redemption fee if the shares were
                    held for less than 5 years. The redemption fee is paid di-
                    rectly to the Portfolios.                      PAGE 39
-------------------------------------------------------------------------------

SERVICES TO         The Fund offers special services: Fund Express, for elec-
SHAREHOLDERS        tronic transfers between the Fund and your bank account;
                    Tele-Account, for 24-hour telephone access to your Fund
                    account balances and certain transactions; Direct Deposit, for automatic deposit of payroll checks; Average Cost
                    Statement, for determination of the average cost of shares redeemed for tax purposes; Dividend Express, for automatic transfer of dividends and/or capital gains to a bank
                    account.                                       PAGE 41
-------------------------------------------------------------------------------

FUND EXPENSES       The following table illustrates ALL of the expenses and
                    fees you would incur as a shareholder of the Fund. The ex-penses and fees set forth in the table are for the 1997 fiscal year.

                                                                         GLOBAL
                                                AGGRESSIVE   CAPITAL     ASSET     GLOBAL
                                                  GROWTH   OPPORTUNITY ALLOCATION  EQUITY
             SHAREHOLDER TRANSACTION EXPENSES   PORTFOLIO   PORTFOLIO  PORTFOLIO  PORTFOLIO
                    -----------------------------------------------------------------------
             Sales Load Imposed on
              Purchases...............             None       None        None      None
             Sales Load Imposed on
              Reinvested Dividends....             None       None        None      None
             Redemption (and Exchange
              Redemption) Fees*:
              shares held less than 5
               years..................                1%         1%          1%        1%
              shares held 5 years or
               more...................             None       None        None      None
             Exchange Fees**..........             None       None        None      None

                    *The fees withheld from redemption proceeds are paid to
                     the Portfolios.
                    **Exchanges will be treated as redemptions for purposes of imposing the redemption fees.

             ANNUAL PORTFOLIO                                   GLOBAL
             OPERATING EXPENSES       AGGRESSIVE    CAPITAL      ASSET      GLOBAL
             (AS A PERCENTAGE OF        GROWTH    OPPORTUNITY ALLOCATION    EQUITY
             NET ASSETS)               PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
                    -----------------------------------------------------------------
             Management &
              Administrative
              Expenses...............       0.29%       0.26%       0.29%       0.30%
             Investment Advisory
              Fees...................       0.07        0.16        0.15        0.30
             12b-1 Fees..............       None        None        None        None
             Other Expenses
              Distribution Costs..... 0.02%       0.03%       0.03%       0.03%
              Miscellaneous
               Expenses.............. 0.02        0.04        0.07        0.08
                                      -----       -----       -----       -----
             Total Other Expenses....       0.04        0.07        0.10        0.11
                                            -----       -----       -----       -----
               TOTAL OPERATING
                EXPENSES.............       0.40%       0.49%       0.47%       0.71%
                                            =====       =====       =====       =====

                    The purpose of this table is to assist you in understand-ing the various costs and expenses that you would bear di-rectly or indirectly as an investor in the Fund.

1% REDEMPTION FEE   The Portfolios of the Fund are intended for long-term
                    investors who can withstand substantial price fluctuations. For this reason, the Portfolios will assess a 1% redemption fee on shares that are redeemed, or redeemed by exchange, before they have been held for five years. For purposes of calculating the five-year holding period the Portfolio will use the "first-in, first-out"
                    (FIFO) method. That is, the date of the redemption or exchange will be compared to the earliest purchase date.
                    If this holding period is less than five years, the fee will be assessed. The fee will be prorated if a portion of the shares being redeemed or exchanged has been held for five years or more. This fee will not apply to shares purchased through dividend or capital gain reinvestment.
                    In the event of an early redemption due to a shareholder's death, all redemption fees will be waived. A certified copy of the death certificate must be provided to substantiate the death.

                    The fee is paid directly to the Portfolios to offset the cost of short-term trading and other transaction costs. As such, the fee is considered a benefit to long-term invest-ors. It is not a contingent deferred sales charge.

                    The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period.

                                       1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                       -------------------------------
             Aggressive Growth
              Portfolio..............   $15     $24     $22     $51
             Capital Opportunity
              Portfolio..............   $15     $27     $27     $62
             Global Asset Allocation
              Portfolio..............   $16     $29     $30     $68
             Global Equity Portfolio.   $18     $34     $40     $88

                    THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF
                    PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES
                    MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
-------------------------------------------------------------------------------
FINANCIAL           The following financial highlights for a share outstanding
HIGHLIGHTS          for the period November 1, 1995 to October 31, 1997 for
                    the Fund have been derived from financial statements which were audited by Price Waterhouse LLP, independent accoun-tants, whose report thereon was unqualified. This report should be read in conjunction with the Fund's financial statements and notes thereto which, together with the re-maining portions of the Fund's 1997 Annual Report to Shareholders, are incorporated by reference in the State-ment of Additional Information and in the Prospectus, and which appear, along with the report of Price Waterhouse
                    LLP, in the Fund's 1997 Annual Report to Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1997 Annual Report, which may be ob-tained without charge by writing to the Fund or by calling our Investor Information Department at 1-800-662-7447.

                          -------------------------------- ---------------------------------
                                    AGGRESSIVE                        CAPITAL
                                 GROWTH PORTFOLIO              OPPORTUNITY PORTFOLIO
                          -------------------------------- ---------------------------------
                           YEAR ENDED      JUNE 30, 1995+   YEAR ENDED       JUNE 30, 1995+
                           OCTOBER 31,           TO         OCTOBER 31,            TO
                           1997    1996   OCTOBER 31, 1995  1997     1996   OCTOBER 31, 1995
--------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $12.53  $10.23       $10.00      $10.81   $ 9.71       $10.00
                          ------  ------       ------      ------   ------       ------
INVESTMENT OPERATIONS
 Net Investment Income..     .15     .18          .04        .037      .01          .02
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........    4.10    2.20          .19       (.360)    1.12         (.31)
                          ------  ------       ------      ------   ------       ------
  TOTAL FROM INVESTMENT
   OPERATIONS...........    4.25    2.38          .23       (.323)    1.13         (.29)
--------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income.....    (.18)   (.08)         --        (.007)    (.03)         --
 Distributions from
  Realized Capital
  Gains.................    (.71)    --           --          --       --           --
                          ------  ------       ------      ------   ------       ------
  TOTAL DISTRIBUTIONS...    (.89)   (.08)         --        (.007)    (.03)         --
--------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................  $15.89  $12.53       $10.23      $10.48   $10.81       $ 9.71
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
TOTAL RETURN(1).........   35.83%  23.40%        1.69%      (2.99)%  11.67%       (3.19)%
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)......  $  444  $  133       $   62      $   69   $  115       $   72
Ratio of Total Expenses
 to Average Net Assets..    0.40%   0.38%        0.06%*      0.49%    0.50%        0.47%*
Ratio of Net Investment
 Income to Average Net
 Assets.................    1.28%   1.78%        2.22%*      0.27%    0.11%        1.29%*
Portfolio Turnover Rate.      85%    106%           0%        195%     128%          30%
Average Commission Rate
 Paid...................  $.0264  $.0267          N/A      $.0564   $.0541          N/A

*Annualized.
+Subscription period for each Portfolio was June 30, 1995, to August 13, 1995, during which time all assets were held in money market instruments. Perfor-mance measurement begins August 14, 1995.
(1)Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the Portfolio for less than five years.

                          -------------------------------- --------------------------------
                                      GLOBAL                        GLOBAL ASSET
                                 EQUITY PORTFOLIO               ALLOCATION PORTFOLIO
                          -------------------------------- --------------------------------
                           YEAR ENDED      JUNE 30, 1995+   YEAR ENDED      JUNE 30, 1995+
                           OCTOBER 31,           TO         OCTOBER 31,           TO
                           1997    1996   OCTOBER 31, 1995  1997    1996   OCTOBER 31, 1995
-------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $11.72  $10.08       $10.00      $11.29  $10.27       $10.00
                          ------  ------       ------      ------  ------       ------
INVESTMENT OPERATIONS
 Net Investment Income..     .19     .13          .04         .62     .50          .11
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........    1.21    1.58          .04         .40     .75          .16
                          ------  ------       ------      ------  ------       ------
 TOTAL FROM INVESTMENT
  OPERATIONS............    1.40    1.71          .08        1.02    1.25          .27
-------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income.....    (.14)   (.07)         --         (.58)   (.20)         --
 Distributions from
  Realized Capital
  Gains.................    (.19)    --           --         (.34)   (.03)         --
                          ------  ------       ------      ------  ------       ------
  TOTAL DISTRIBUTIONS...    (.33)   (.07)         --         (.92)   (.23)         --
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................  $12.79  $11.72       $10.08      $11.39  $11.29       $10.27
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
TOTAL RETURN(1).........   12.19%  17.05%        0.50%       9.69%  12.34%        2.39%
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)......  $  128  $   99       $   36      $   81  $   76       $   45
Ratio of Total Expenses
 to Average Net Assets..    0.71%   0.85%        0.57%*      0.54%   0.79%        0.52%*
Ratio of Net Investment
 Income to Average Net
 Assets.................    1.67%   1.53%        2.04%*      5.46%   5.18%        5.42%*
Portfolio Turnover Rate.      24%     29%           2%        162%    191%          17%
Average Commission Rate
 Paid...................  $.0203  $.0078          N/A         N/A     N/A          N/A

*Annualized.
+Subscription period for each Portfolio was June 30, 1995, to August 13, 1995, during which time all assets were held in money market instruments. Perfor-mance measurement begins August 14, 1995.
(1)Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the Portfolio for less than five years.
-------------------------------------------------------------------------------

YIELD AND TOTAL     From time to time the Portfolios may advertise their yield
RETURN              and total return. Both yield and total return figures are
                    based on historical earnings and are not intended to indi-cate future performance. The "total return" of the Portfo-lios refers to the average annual compounded rates of re-turn over one-, five-, and ten-year periods or for the life of the Portfolios (as stated) that would equate an initial amount invested at the beginning of a stated pe-riod to the ending redeemable value of the investment, as-suming the reinvestment of all dividend and capital gains distributions.

                    In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of a Portfolio is calculated by dividing net in-vestment income per share earned during the 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and divi-dend income earned on the Portfolio's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder ac-counts. The yield calculation assumes that net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate ad-vertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the ac-counting methods used by the Portfolios to maintain their books and records, and so the advertised 30-day yield may not fully reflect the income paid to an investor's ac-count.

                    Also, the Portfolios may compare their performance to that of various stock market indices, including, but not lim-
                    ited to, the Standard & Poor's 500 Composite Stock Price
                    Index.
-------------------------------------------------------------------------------
OVERVIEW OF         The Fund is an open-end diversified investment company of-
PORTFOLIOS          fering four distinct Portfolios. The Portfolios invest in
                    securities that are deemed by their advisers to have at-tractive total return potential. The Aggressive Growth, Capital Opportunity, and Global Equity Portfolios invest primarily in common stocks while the Global Asset Alloca-tion Portfolio invests in common stocks, bonds, and cash reserves. The Portfolios of the Fund are managed without regard to tax ramifications.

                    Each Portfolio of the Fund is authorized to invest in stock index futures, options, and swap agreements to a limited extent. Each Portfolio is permitted to hold equity securities other than common stock, such as debentures or preferred stock that is convertible to common stock. See "SUPPLEMENTAL INVESTMENT POLICIES" for a description of these and other investment practices of the Fund.

                    The investment objectives and policies of the Fund are not fundamental and so may be changed by the Board of Direc-tors without shareholder approval. However, shareholders would be notified prior to a material change in either.

                    Pages 11 to 20 of this prospectus contain a description of each Portfolio's investment objective, policies and risks.
-------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH PORTFOLIO

INVESTMENT          The Aggressive Growth Portfolio seeks to provide maximum
OBJECTIVE           long-term total return and is therefore intended for in-
                    vestors who have a long-term investment horizon. To that
                    end, the Portfolio will assume above-average risk in seek-
                    ing potentially above-average returns, although there is
                    no assurance that the Portfolio will achieve such returns.
                    Income provided by the Portfolio may fluctuate signifi-
                    cantly.
-------------------------------------------------------------------------------
INVESTMENT          The Aggressive Growth Portfolio invests in U.S. equity se-
POLICIES            curities and emphasizes mid- and small-capitalization com-
                    panies*. At least 65% of the Portfolio's assets will be invested in such companies under normal circumstances. The
                    Portfolio's exposure to foreign securities is expected to be minimal. The Portfolio will generally be diversified across a wide range of industries; however, the investment adviser may either over weight or under weight certain industries.

                    The Portfolio's adviser, Vanguard's Core Management Group, utilizes a proprietary quantitative valuation methodology to identify, from a large universe of companies, those common stocks with the best total return potential. Stocks are generally categorized based on two dimensions: (i) market capitalization (i.e., small, medium and large) and
                    (ii) growth versus value. The portion of the Portfolio's assets invested in any one of these categories will vary over time depending upon Core Management's expectation for each segment's total return potential. The Portfolio, how-ever, is more likely to be invested in small- and medium-capitalization stocks than large-capitalization stocks. Among the characteristics used in stock selection are (i) market liquidity; (ii) valuation measures; and (iii) fi-nancial strength relative to other stocks.

                    The Portfolio is expected to remain fully invested in eq-uity securities. However, the proportion of cash reserves held by the Portfolio may increase if the adviser feels a conservative investment approach is warranted.

                    *Small capitalization stocks are generally those of compa-nies with market capitalizations of up to $1 billion. Mid-capitalization stocks are issued by companies with market capitalizations of $1 billion to $5 billion.
-------------------------------------------------------------------------------

INVESTMENT RISKS    The Portfolio exposes investors to the market risks asso-
                    ciated with U.S. equity investments. The Standard & Poor's
SECURITIES MARKET   500 Composite Stock Price Index ("S&P 500 Index"), which
RISK                can be used as a proxy for the U.S. stock market, has pro-
                    vided annual total returns (capital appreciation plus div-idend income) averaging +13.0% for the period from 1926 to 1997 may not be useful for forecasting future returns in any particular period, as stock market returns are quite volatile from year to year. The return in individual years has varied from a low of -43.3% to a high of +53.9%, re-flecting the short-term volatility of stock prices.

                    Furthermore, the Portfolio emphasizes medium- and small-
                    capitalization stocks which have historically been more
                    volatile in price than the S&P 500 Index. Among the likely reasons for the greater price volatility of small company
                    stocks are less than certain growth prospects of smaller
                    firms, a lower
                    degree of liquidity in the markets for such stocks, and
                    the small to negligible dividends generally paid by small
                    companies. Besides exhibiting greater volatility, small-
                    and mid-capitalization stocks have at times fluctuated in-
                    dependently of the broad stock market. Investors should
                    therefore expect that small- and mid-capitalization stocks
                    (and hence the Aggressive Growth Portfolio) may be more
                    volatile than the S&P 500 Index.
-------------------------------------------------------------------------------
MANAGER RISK        The Portfolio exposes investors to substantial manager
                    risk which encompasses the potential for the Portfolio to
                    fail to achieve its objective due to activities of the in-
                    vestment adviser. Vanguard's Core Management Group, the
                    Portfolio's investment adviser, selects stocks based pri-
                    marily on quantitative models. There is no assurance that
                    the Portfolio will achieve its stated objective.
-------------------------------------------------------------------------------

                         CAPITAL OPPORTUNITY PORTFOLIO

INVESTMENT          The Capital Opportunity Portfolio seeks to provide maximum
OBJECTIVE           long-term total return and is therefore intended for in-
                    vestors who have a long-term investment horizon. To that
                    end, the Portfolio will assume above-average risk in seek-
                    ing potentially above-average returns, although there is
                    no assurance that the Portfolio will achieve such returns.
                    Income generated by the Portfolio is expected to be mini-
                    mal.
-------------------------------------------------------------------------------
INVESTMENT          The Capital Opportunity Portfolio invests primarily in me-
POLICIES            dium- and small-capitalization U.S. equity securities em-
                    phasizing companies with rapid earnings growth prospects.
                    The Portfolio may hold up to 15% of its assets in foreign securities. The Portfolio is expected to be concentrated in as few as 25 to 50 stocks.

                    The Portfolio's adviser, PRIMECAP Management Company, seeks to identify stocks with strong industry positions, excellent prospects for growth, superior return on equity, and talented management teams. From such stocks, the ad-viser will select those available at attractive prices relative to their fundamental values. Although PMC may se-lect large capitalization stocks, it expects to find the most attractive opportunities among mid- and small-capi-talization stocks.

                    In an attempt to reduce downside risk, PRIMECAP Management Company may utilize the following hedging and defensive techniques:

                    --sell short stocks considered to have fundamental prob-lems; limited to 10% of the Portfolio's net assets. --purchase put options; limited to 10% of the Portfolio's net assets.
                    --increase cash reserves up to 15% of the Portfolio's net assets for temporary defensive purposes.
                    As a guideline, the value of investments from these three strategies in combination will not exceed 25% of the Port-folio's net assets.
-------------------------------------------------------------------------------

INVESTMENT RISKS    The Portfolio exposes investors to the market risks asso-
                    ciated with U.S. equity investments. The Standard & Poor's
SECURITIES MARKET   500 Composite Stock Price Index ("S&P 500 Index") which
RISKS               can be used as a proxy for the U.S. stock market, has pro-
                    vided annual total returns (capital appreciation plus div-idend income) averaging +13.0% for the period from 1926 to 1997. While this average return can be used as a guide for setting reasonable expectations for future stock market returns, it may not be useful for forecasting future re-turns in any particular period, as stock market returns are quite volatile from year to year. The return in indi-vidual years has varied from a low of -43.3% to a high of +53.9%, reflecting the short-term volatility of stock prices.

                    Furthermore, the Portfolio emphasizes medium- and small-capitalization stocks which have historically been more volatile in price than the S&P 500 Index. Among the likely reasons for the greater price volatility of small company stocks are less certain growth prospects of smaller firms, a lower degree of liquidity in the markets for such stocks, and the small to negligible dividends generally paid by small companies. Besides exhibiting greater vola-tility, small- and mid-capitalization stocks have at times fluctuated independently of the broad stock market. Investors should therefore expect that small- and mid-capitalization stocks (and hence the Capital Opportunity Portfolio) may be more volatile than the S&P 500 Index.

                    The Portfolio exposes investors to industry specific risk--i.e., the possibility that a particular group of re-lated stocks will decline in price due to industry spe-cific developments. The Portfolio will focus its holdings in those industries and securities that, in the adviser's opinion, offer the best prospects of high returns. The Portfolio is expected to hold from 25 to 50 securities and may invest a large portion of the Portfolio's holdings in a specific industry.

                    The Portfolio will also expose investors to the risks as-sociated with the short selling of stocks. Short selling involves selling shares of stock which the Portfolio does not own, with the expectation that the stock's price will fall. The principal purpose of making a short sale is to enable the Portfolio to benefit from an expected decline in a stock's price. The risk of loss associated with a short sale is greater than that associated with a regular purchase. In a regular purchase, possible loss is limited to the amount for which the security was purchased. In a short sale, the potential loss is unlimited. Assets com-mitted to short sales of stocks will not exceed 10% of the Portfolio's net assets. With respect to short sales, the Portfolio will segregate assets in an amount equal to the difference between the market value of any securities sold short and any amount required to be deposited with the broker in connection with such short sales. The segregated assets will consist of cash, U.S. Government Securities, and equity securities which are considered liquid and are marked to market daily.

                    The Portfolio will also expose investors, on a limited ba-sis, to the risks of convertible securities and low qual-ity bonds. Investments in such issues will be made when the adviser believes that the potential gains signifi-cantly outweigh the risks. Exposure to each of these cate-gories: (convertible securities and low-quality bonds) will not exceed 10% of the Portfolio's net assets.

                    The Portfolio exposes investors to the risks associated with investments in put options. The risk of loss associ-ated with a put option is limited to the price paid for the option. Assets committed to put options will not ex-ceed 15% of the Portfolio's net assets. The Portfolio's adviser is permitted to invest in put options in order to "hedge" or protect a relatively small portion of net as-sets from losses during a market or sector decline.

FOREIGN             The Portfolio may invest up to 15% of its net assets in
SECURITIES RISK     foreign equity securities and therefore exposes investors
                    to foreign securities risk. For U.S. investors, the re-turns of foreign securities are influenced by not only the returns on foreign securities themselves, but also by cur-rency risk--i.e., changes in the value of currencies in which the securities are denominated. In a period when the U.S. dollar rises in value against foreign currencies, the returns on foreign stocks for a U.S. investor will be di-minished. By contrast, the returns of foreign securities will be enhanced in a period when the U.S. dollar de-clines. (Please see "Supplemental Investment Policies" for additional risks associated with investments in foreign securities.)

MANAGER RISK        The Portfolio exposes investors to substantial manager
                    risk which encompasses the potential for the Portfolio to
                    fail to achieve its objective due to activities of the in-
                    vestment adviser. PRIMECAP Management Company, the Port-
                    folio's investment adviser, manages the Portfolio with
                    broad flexibility, in an effort to provide maximum long-
                    term total return. The investment adviser selects stocks
                    based on economic, financial, and market analysis as well
                    as investment judgment. There is no assurance that the
                    Portfolio will achieve its stated objective.
-------------------------------------------------------------------------------

                    GLOBAL ASSET ALLOCATION PORTFOLIO

INVESTMENT          The GLOBAL ASSET ALLOCATION PORTFOLIO seeks to provide
OBJECTIVE           maximum long-term total return and is therefore intended
                    for investors who have a long-term investment horizon. To
                    that end, the Portfolio will assume above-average risk in
                    seeking potentially above-average returns, although there
                    is no assurance that the Portfolio will achieve such
                    returns. Income provided by the Portfolio is expected to
                    fluctuate significantly.
-------------------------------------------------------------------------------
INVESTMENT          The GLOBAL ASSET ALLOCATION PORTFOLIO invests in a varying
POLICIES            mix of stocks, bonds, and cash reserves selected primarily from the following nine major markets: U.S., Japan, the United Kingdom, Germany, France, Spain, Canada, Australia, and Hong Kong. The adviser may expand the Portfolio's in-vestment universe outside these major markets at any time, and may include investments in emerging markets. Under normal circumstances, at least 65% of the Portfolio's as-sets will be invested in securities representing at least three different countries. In order to execute its strat-egy in an efficient manner, the Portfolio's adviser ex-pects to invest the portion of the Portfolio's assets that it has determined should be allocated to stocks, primarily in equity index futures contracts. The Portfolio will use futures contracts (which are commonly referred to as "de-rivatives") to provide an efficient means of achieving ex-posure to the stock and fixed income markets of a particu-lar country. Stock index futures contracts provide expo-sure to a whole index of stocks without buying each secu-rity individually. The use of futures contracts provides a cost efficient means of achieving exposure to the stock or fixed income market of a particular country. Under no cir-cumstances will the market exposure of futures contracts exceed 50% of the Portfolio's net assets. (Please see
                    "SUPPLEMENTAL INVESTMENT POLICIES" for details of futures transactions.) The adviser will not use futures to lever-age the Portfolio's holdings. (Please see "SUPPLEMENTAL
                    INVESTMENT POLICIES" for risks associated with investments in futures contracts.)

                    The Portfolio's adviser, Strategic Investment Management, will use a variety of quantitative investment models to identify the country and asset classes deemed to be at-tractive. The adviser seeks asset classes and countries with the highest expected relative return premium, ad-justed for risk (e.g., stocks in Japan versus bonds in France). Valuation and liquidity measures are the primary drivers of the model used to determine the relative ex-pected return premium for each country and asset class. In evaluating equity exposure, the adviser attempts to assess the relative value of each country's market in aggregate rather than looking at the stocks of individual companies. The adviser may concentrate the Portfolio's investments in only a few selected countries and/or asset classes; howev-er, no more than 50% of the Portfolio's net assets will be invested in an asset class from a single country (e.g., French bonds). There is no limitation on the Portfolio's U.S. assets.

                    In attempting to achieve its objective, the Portfolio will be managed to provide investment results superior to a theoretical benchmark, the "Global Balanced Index", al-though, there is no guarantee that it will be able to achieve such results, with the following parameters:

                          60%       global stock investments
                          30%       global bond investments
                          10%       U.S. cash reserve investments

                    The 60% global stock component is an adjusted capitaliza-tion-weighted average of the established local stock mar-ket index in each country. The 30% global bond component is a capitalization-weighted average of the country indi-ces of the Salomon Brothers World Government Bond Index; all such bonds are expected to be of investment grade quality. The U.S. cash reserve component is the bond equivalent yield of the Federal Reserve's published aver-age offering rate on 30-day commercial paper. The index is adjusted to reduce the exposure of foreign currency fluc-tuations by hedging back into U.S. dollars one half of the foreign currency exposure resulting from equity holdings and all of the foreign currency exposure resulting from the bond holdings. The countries included in this index will be the U.S., Canada, the United Kingdom, France, Ger-many, Spain, Japan, Australia and Hong Kong (there will be no bond investments in Hong Kong). The Global Balanced In-dex will be reviewed semi-annually and with approval of the Fund's Officers may be changed to reflect additions or deletions of countries from the adviser's mandate going forward.

                    The adviser will predominately utilize an indexed approach to common stock investing but, from time to time, may exe-cute modest "tilts" among common stock holdings (e.g., lower than average market capitalization or valuation lev-
                    els) or hold an overweighted position in a security in-tended to serve as a proxy for an entire market (e.g., a closed-end country fund).

                    Investments will also include direct investments in short-term or long-term government bonds, and U.S. and foreign cash reserves. Bonds in the Portfolio are expected to range in maturity from one to 30 years.

                    The Portfolio may also enter into forward currency ex-change contracts, which help protect the Portfolio's secu-rities against unfavorable short-term changes in exchange rates. A forward foreign currency contract is an agreement to buy or sell a country's currency at a specific price usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of international stock funds use these contracts to guard against sudden, unfavorable changes in U.S. dollar/foreign currency exchange rates. The contracts will not prevent the fund's securities from falling in value during foreign market downswings. The Portfolio's advisor will use these contracts to eliminate some of the uncer-tainty of foreign exchange rates--but will not speculate on changes in the market.
-------------------------------------------------------------------------------

INVESTMENT RISKS    Market risk for the Portfolio will depend both on the ad-
                    viser's allocation to stocks, bonds, and money market in-
SECURITIES MARKET   struments and the percentage of assets invested in each of
RISK                the markets available to the adviser. Investments in for-
                    eign markets can be as volatile, if not more volatile, than investments in U.S. securities markets. However, a Portfolio that combines both U.S. and foreign securities may benefit from diversification and may have less vola-tility than a portfolio made up solely of foreign securi-ties.

                    To illustrate the volatility of world securities markets for the U.S. investor, a hypothetical index consisting 60% of the Morgan Stanley Capital International (MSCI) World Index, 30% of the Salomon Brothers World Bond Index, and 10% of cash reserves can be used as a proxy for the Global Balanced Index, the Portfolio's benchmark index.

                    This hypothetical index has provided annual total returns (capital appreciation plus dividend income) averaging 12.1% for the period 1978 to 1996. The return in individ-ual years has varied from a low of -9.5% to a high of 26.9%, which reflects the short-term volatility of securi-ties prices. The historical total return data is provided here only as a guide to potential market risk, and may not be useful for forecasting future returns in any particular period.

                    The hypothetical index used as a proxy for the Portfolio's benchmark index primarily contains return figures for de-veloped countries; however, the Global Asset Allocation Portfolio may invest up to 25% of its holdings in emerging market securities or currencies. Emerging market countries have periodically provided greater returns than developed markets, but with substantially greater volatility. The Portfolio is likely to differ in terms of portfolio compo-sition from the hypothetical index, and so the performance of the Global Asset Allocation Portfolio should not be ex-pected to mirror the return provided by this index.

FOREIGN MARKET      For U.S. investors, the returns of foreign securities are
RISK                influenced by not only the returns on foreign securities
                    themselves, but also by currency risk--i.e., changes in the value of currencies in which the securities are denom-inated. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the re-turns of foreign securities will be enhanced.

                    (Please see "SUPPLEMENTAL INVESTMENT POLICIES" for addi-tional risks associated with investments in foreign secu-rities.)

MANAGER RISK        The Portfolio exposes investors to substantial manager
                    risk which encompasses the potential for the Portfolio to
                    fail to achieve its objective due to activities of the in-
                    vestment adviser. Strategic Investment Management, the
                    Portfolio's investment adviser, selects investments based
                    primarily on quantitative models in an effort to provide
                    long-term returns that exceed those of comparable unman-
                    aged indexes. There is no assurance that the Portfolio
                    will achieve its stated objective.
-------------------------------------------------------------------------------

                            GLOBAL EQUITY PORTFOLIO

INVESTMENT          The GLOBAL EQUITY PORTFOLIO seeks to provide maximum long-
OBJECTIVE           term total return and is therefore intended for investors
                    who have a long-term investment horizon. To that end, the
                    Portfolio will assume above-average risk in seeking poten-
                    tially above-average returns, although there is no assur-
                    ance that the Portfolio will achieve such returns. Income
                    provided by the Portfolio is expected to be minimal.
-------------------------------------------------------------------------------
INVESTMENT          The GLOBAL EQUITY PORTFOLIO invests in U.S. and foreign
POLICIES            equity securities that the adviser deems attractive. The
                    Portfolio seeks to diversify its assets among stocks traded in the major stock markets, as well as emerging stock markets. Emerging markets such as Brazil, Indonesia, Korea, and Mexico, may be more volatile and less liquid than more established foreign markets. Under normal market conditions, the Portfolio will invest at least 65% of its assets in at least three different countries. The Portfo-lio will generally limit emerging market holdings to 20%.

                    The Portfolio's adviser, Marathon Asset Management Limited ("Marathon-London"), builds portfolios based primarily upon industry and company analysis rather than "top down" country allocation decisions. With this approach, the Portfolio's regional weightings are expected to range from 50% to 150% of the allocations exhibited by an unmanaged index such as the Morgan Stanley Capital International
                    (MSCI) All Country World Index. The relative weightings of individual sectors and stocks may be expected to differ markedly from index weightings. This approach can be char-acterized as traditional "active" investment management, rather than a passive indexing approach.

                    A key element of Marathon-London's analysis is a focus on
                    competition and industry prospects. This approach permits
                    the adviser to identify opportunities across a wide range
                    of industries. As such, the Portfolio will tend to own a
                    mix of both "value" and "growth" stocks. Besides investing in equity securities, the Portfolio may also enter into
                    forward foreign currency exchange contracts in order to
                    protect its securities from fluctuations in exchange
                    rates. (See "SUPPLEMENTAL INVESTMENT POLICIES" for a de-
                    scription of such contracts.)
-------------------------------------------------------------------------------
INVESTMENT RISKS    The Portfolio exposes investors to the market risks asso-
                    ciated with world stock markets. International stock and
SECURITIES MARKET   bond markets have periodically offered above-average re-
RISK                turns relative to U.S. investments. However, commensurate
                    with that opportunity for greater return lies greater risk. Risk factors unique to international investing are the volatility of a country's financial markets, a country's political and economic climate, and fluctuations in the value of its currency.

                    Investments in foreign stock markets can be as volatile, if not more volatile, than investments in U.S. markets. However, a Portfolio that combines both U.S. and foreign stocks may benefit from diversification and may have less volatility than a pure foreign stock portfolio.

                    The average annual returns of the Morgan Stanley Capital International (MSCI) World Index can be used as an indica-tor of the world market risk of the Global Equity Portfo-lio. The world stock index returns have provided annual total returns (capital appreciation plus dividend income) averaging . % for the period 1970-1997. The return in in-dividual years has varied from a low of -24.5% to a high of 42.8%, which reflects the short-term volatility of stock prices. The historical total return data is provided here only as a guide to potential market risk, and may not be useful for forecasting future returns in any particular period.

                    The MSCI World Index primarily contains return figures for developed countries; whereas, the Portfolio may invest 20% of its holdings in emerging market securities. Emerging market countries have periodically provided greater re-turns than developed markets, but with substantially greater volatility. The Portfolio is likely to differ in terms of portfolio composition from the MSCI World Index, and so the performance of the Global Equity Portfolio should not be expected to mirror the return provided by the Index.

FOREIGN MARKET      The Portfolio also exposes investors to foreign market
RISK                risk. For U.S. investors, the returns on foreign securi-
                    ties are influenced not only by the returns on foreign se-curities themselves, but also by currency risk--i.e., changes in the value of currencies in which the securities are denominated. In a period when the U.S. dollar gener-ally rises against foreign currencies, the returns on for-eign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally de-clines, the returns of foreign securities will be en-hanced.

                    Please see "SUPPLEMENTAL INVESTMENT POLICIES" for addi-tional risks associated with investments in foreign secu-rities.

MANAGER RISK        The Portfolio exposes investors to substantial manager
                    risk, which encompasses the potential for the Portfolio to fail to achieve its objective due to activities of the in-
                    vestment adviser, Marathon-London. The Portfolio's invest-
                    ment adviser selects stocks based on investment judgment
                    and analysis of corporate strategies, competition, and
                    capital flows. There is no assurance that the Portfolio
                    will achieve its stated objective.
-------------------------------------------------------------------------------
WHO SHOULD INVEST   The Portfolios are designed for investors who have a long-
                    term (five years or longer) investment horizon, seek long-
LONG-TERM           term total return and have the perspective, patience, and
INVESTORS SEEKING   financial resources to assume above-average risk and vola-
MAXIMUM TOTAL       tility for the potential of achieving above-average re-
RETURN              turn. Investors in the Portfolios should be able to toler-
                    ate sudden, sometimes substantial fluctuations in the value of their investments. Each Portfolio's share price is expected to be volatile.

                    The AGGRESSIVE GROWTH PORTFOLIO is appropriate for invest-ors who seek to invest in a quantitatively managed portfo-lio of diversified U.S. equity securities.

                    The CAPITAL OPPORTUNITY PORTFOLIO is appropriate for in-vestors who seek to invest in an actively managed portfo-lio of U.S. equity securities and are will-ing to accept the risks associated with short selling stocks and investing in put options.

                    The GLOBAL ASSET ALLOCATION PORTFOLIO is appropriate for investors who seek to invest in an actively managed port-folio of U.S. and foreign stocks, bonds and cash reserves and are willing to accept the risks associated with a high level (up to 50% of the Portfolio's net assets) of invest-ments in futures contracts.

                    The GLOBAL EQUITY PORTFOLIO is appropriate for investors who seek to invest in an actively managed Portfolio of U.S. and foreign equity securities.

                    Because of the risks associated with common stock invest-ments, all four Portfolios are intended to be long-term investment vehicles and are not designed to provide in-vestors with a means of speculating on short-term market movements. Investors who engage in excessive account ac-tivity generate additional costs which are borne by all of the Fund's shareholders. In order to minimize such costs, the Fund has adopted the following policies. The Fund re-serves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Addition-ally, the Fund has adopted exchange privilege limitations as described in the section entitled "Exchange Privilege Limitations." Finally, the Fund reserves the right to sus-pend the offering of its shares.

                    The Fund is not intended as a complete investment program. Most investors should maintain diversified holdings of se-curities with different risk characteristics--including common stocks, bonds and money market instruments. Invest-ors may also wish to complement an investment in the Fund with other types of investments.
-------------------------------------------------------------------------------

SUPPLEMENTAL        The Portfolios of the Fund may invest temporarily in cer-
INVESTMENT          tain short-term fixed-income securities for defensive pur-
POLICIES            poses. Such securities may be used to invest uncommitted
                    cash balances or to maintain liquidity to meet shareholder
EACH PORTFOLIO      redemptions. Although not expected to do so, each Portfo-
MAY INVEST IN       lio may invest up to 100% of its assets in such securi-
SHORT-TERM FIXED-   ties. These securities include: obligations of the United
INCOME SECURITIES   States Government and its agencies or instrumentalities;
                    commercial paper, bank certificates of deposit, and bank-ers' acceptances; and repurchase agreements collateralized by these securities. Each Portfolio may invest up to 100% of its assets in cash reserves for temporary defensive purposes.

EACH PORTFOLIO      Each Portfolio of the Fund may utilize stock futures con-
MAY INVEST IN       tracts, options, including puts and calls, warrants, con-
DERIVATIVE          vertible securities and swap agreements to a limited ex-
SECURITIES SUCH     tent. Each Portfolio may use over-the-counter options when
AS: FUTURES         exchange traded options do not exist. Specifically, the
CONTRACTS,          Capital Opportunity, Aggressive Growth and Global Equity
OPTIONS,            Portfolios may enter into futures contracts and options
WARRANTS, AND       provided that not more than 5% of their assets are re-
CONVERTIBLE         quired as a margin deposit for futures contracts or op-
SECURITIES          tions, and provided that not more than 20% of each Portfo-
                    lio's assets are invested in futures and options at any time. Investors in the Global Asset Allocation Portfolio should be aware the

                    Portfolio's adviser may invest up to 50% of the Portfo-lio's net assets in futures contracts provided that not more than 15% of its net assets are required for margin requirements. The Global Asset Allocation Portfolio may purchase options provided that not more than 5% of its as-sets are required as a margin deposit, and provided that not more than 20% of its net assets are invested in op-tions at any time. In combination, futures and options will not exceed 50% of the Portfolio's net assets with not more than 15% of the Portfolio's net assets required for margin requirements at any time.

FUTURES             By investing in such instruments, the Portfolios' advisers
CONTRACTS,          will expose investors to those risks inherent in these
OPTIONS,            commonly used strategies. Futures and options are deriva-
WARRANTS,           tive instruments in that their value is derived from the
CONVERTIBLE         value of another security. For example, due to both the
SECURITIES AND      low margin deposits required and the extremely high degree
SWAP AGREEMENTS     of leverage involved in futures pricing, a relatively
POSE CERTAIN        small price movement in a futures contract may result in
RISKS               an immediate and substantial loss or gain. However, the
                    Portfolios will not use futures contracts, options, war-rants, convertible securities and swap agreements for speculative purposes or to leverage their net assets. Ac-cordingly, the primary risks associated with the use of futures contracts, options, including puts and calls, war-rants, convertible securities and swap agreements by a Portfolio are: (i) imperfect correlation between the change in market value of the stocks held by the Portfolio and the prices of futures contracts, options, warrants, convertible securities and swap agreements; (ii) the risk that the investment adviser will incorrectly predict stock market and interest rate trends; and (iii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of the Portfo-lio's underlying securities. The risk that the Portfolio will be unable to close out a futures position will be minimized by entering into such transactions on an ex-change with an active and liquid secondary market. Howev-er, options, warrants, convertible securities and swap agreements purchased or sold over-the-counter may be less liquid than exchange traded securities. Please refer to the "Statement of Additional Information" for additional information about futures and options.

                    Additionally, each Portfolio's investments in warrants will not exceed 15% of its assets. Futures contracts, op-tions, warrants, convertible securities and swap agree-ments may be used for several reasons: to simulate full investment while retaining a cash balance for fund manage-ment purposes, to facilitate the portfolio management process, or to reduce transaction costs. The Portfolios may not use futures and options to leverage their net as-sets.

EACH PORTFOLIO      Swap agreements are contracts between parties in which one
MAY ENTER INTO      party agrees to make payments to the other party based on
SWAP AGREEMENTS     the change in market value of a specified index or asset.
                    In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the Portfolios will minimize this risk by entering into agree-ments that mark to market no less frequently than quarter-ly. Swap agreements also bear the risk that the Portfolios will not be able to meet their obligations to the counterparty. This risk will be mitigated by having the Portfolios invest in the specific asset for which they are obligated to pay a return. Swap agreements are consid-ered illiquid, and investments in swap agreements are therefore subject to the 15% limitation on illiquid secu-rities described in the Statement of Additional Informa-tion.

ALL PORTFOLIOS      All Portfolios of the Fund may lend securities to quali-
MAY LEND THEIR      fied institutional investors for either short-term or
SECURITIES          long-term periods for the purpose of realizing additional
                    income. Loans of securities by a Portfolio will be collat-eralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities, and such loans may not ex-ceed 33 1/3% of the value of the Portfolio's net assets.
                    The Portfolios may also invest in repurchase agreements and reverse repurchase agreements to a limited extent.
                    Please refer to the "Statement of Additional Information" for further details.

ALL PORTFOLIOS      All Portfolios of the Fund may own restricted securities
MAY OWN             to a limited extent. Restricted securities are securities
RESTRICTED          which are subject to restrictions upon sale under the Se-
SECURITIES          curities Act of 1933. Each Portfolio may invest up to 15%
                    of its net assets in illiquid securities, which include certain restricted securities. The Fund's Board of Direc-tors may from time to time determine certain restricted securities known as Rule 144A securities to be liquid.
                    Such securities will not be subject to the 15% limitation described above.

THREE OF THE        The Capital Opportunity, Global Asset Allocation, and
FUND'S PORTFOLIOS   Global Equity Portfolios expose investors to foreign mar-
EXPOSE INVESTORS    ket risk. Some risks and considerations of international
TO FOREIGN MARKET   investing include the following: differences in account-
RISK                ing, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions;
                    smaller trading volumes and generally lower liquidity of foreign stock markets, which may result in greater price volatility; foreign withholding taxes payable on the Port-folio's foreign securities, which may reduce dividend in-come payable to shareholders; the possibility of expropri-ation or confiscatory taxation; adverse changes in invest-ment or exchange control regulations; difficulty in ob-taining a judgment from a foreign court; political insta-bility which could affect U.S. investment in foreign coun-tries; and potential restrictions on the flow of interna-tional capital.

THE GLOBAL EQUITY   The Global Equity and Global Asset Allocation Portfolios
AND GLOBAL ASSET    may enter into forward foreign currency exchange con-
ALLOCATION          tracts. Such contracts are used to protect the Portfolio's
PORTFOLIOS MAY      securities against uncertainty in the level of future for-
ENTER INTO          eign exchange rates. Under normal circumstances, the
FORWARD CURRENCY    Global Equity Portfolio will not commit more than 20% of
CONTRACTS           its assets to such contracts. The Global Asset Allocation
                    Portfolio will normally invest approximately 30% of its assets in forward foreign currency exchange contracts. The
                    Portfolio will utilize such contracts in conjunction with equity futures in order to achieve index-like exposure.
                    The Portfolio may also utilize such contracts to hedge po-sitions in foreign bonds or cash reserves without limita-tion.

                    A forward foreign currency exchange contract is an obliga-tion to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The contracts may be bought or sold to protect the Portfolios, to a limited extent, against adverse changes in exchange rates between foreign currencies and the U.S. dollar. Such contracts, which pro-tect the value of a Portfolio's investment securities against a decline in the value of a currency, do not elim-inate fluctuations in the underlying prices of the securi-ties. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any poten-tial gain that might be realized should the value of such currency increase.

PORTFOLIO           Although all Portfolios of the Fund seek to invest for the
TURNOVER            long term, they retain the right to sell securities irre-
                    spective of how long they have been held. The annual port-folio turnover expected for each Portfolio is provided in the table below.

                                            ESTIMATED ANNUAL
                   PORTFOLIO                    TURNOVER
                   ---------                ----------------
             Aggressive Growth Portfolio        100-150%
             Capital Opportunity Portfolio       75-125%
             Global Asset Allocation            100-200%
             Global Equity Portfolio              10-50%

                    A turnover rate of 100% would occur, for example, if all
                    the securities of a Portfolio were replaced within one
                    year. Higher portfolio turnover rates generally result in
                    increased brokerage commissions and a greater realization
                    of capital gains, which may make these Portfolios more at-
                    tractive for the tax-deferred portion of an investment
                    portfolio. Each Portfolio is managed without regard to tax ramifications.
-------------------------------------------------------------------------------
INVESTMENT
LIMITATIONS         Each Portfolio has adopted certain fundamental limitations on some of its investment policies. Some of these limita-tions are that a Portfolio may not:


THE FUND HAS
ADOPTED CERTAIN     (a) with respect to 75% of the value of its total assets,
FUNDAMENTAL             purchase the securities of any issuer (except
LIMITATIONS             obligations of the United States government and its
                        instrumentalities) if as a result the Portfolio would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer;

                    (b) invest more than 25% of its assets in any one
                        industry; and

                    (c) borrow money except from banks for temporary or
                        emergency purposes, and in no event in excess of 15% of the market value of its total assets.

                    These investment limitations are considered at the time investment securities are purchased. A complete list of applicable investment limitations can be found in the Statement of Additional Information; these are fundamental and may be changed only by approval of a majority of the Portfolio's shareholders.
-------------------------------------------------------------------------------

MANAGEMENT OF THE   The Fund is a member of The Vanguard Group of Investment
FUND                Companies, a family of more than 30 investment companies
                    with more than 95 distinct portfolios and total assets in excess of $310 billion. Through their jointly-owned sub-sidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other funds in the Group obtain at cost virtually all of their corporate management, administrative and dis-tribution services. Vanguard also provides investment ad-visory services on an at-cost basis to certain funds. As a result of Vanguard's unique corporate structure, the Van-guard funds have costs substantially lower than those of most competing mutual funds. In 1996, the average expense ratio (annual costs including advisory fees divided by to-tal net assets) for the Vanguard funds amounted to approx-imately 0.29% compared to an average of 1.22% for the mu-tual fund industry (data provided by Lipper Analytical
                    Services).

VANGUARD
ADMINISTERS AND
DISTRIBUTES THE
FUND

                    The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. A list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                    Vanguard employs a supporting staff of management and ad-ministrative personnel needed to provide the requisite services to the funds and provides the funds with neces-sary office space, furnishings and equipment.

                    Each Fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In ad-dition, each fund bears its own direct expenses, such as legal, auditing and custodial fees.

                    Vanguard provides distribution and marketing services to
                    the funds. The funds are available on a no-load basis,
                    (i.e., there are no sales commissions or 12b-1 fees). How-
                    ever, each Fund bears its allocated share of the Group's
                    distribution costs.
-------------------------------------------------------------------------------
INVESTMENT          The AGGRESSIVE GROWTH PORTFOLIO receives investment advi-
ADVISERS            sory services from VANGUARD'S CORE MANAGEMENT GROUP. The
                    Core Management Group also provides investment advisory services to several other Vanguard Funds, including Van-guard Index Trust, Vanguard International Equity Index
                    Fund, Vanguard Institutional Index Fund, Vanguard Balanced
                    Index Fund, the Equity Index Portfolio of the Vanguard
                    Variable Insurance Fund, the Growth and Income and Capital
                    Appreciation Portfolios and the equity portion of the Bal-anced Portfolio of Vanguard Tax-Managed Fund, the Vanguard
                    REIT Portfolio, the Total International Portfolio of Van-guard STAR Fund and a portion of Vanguard/Windsor II, Van-guard Explorer Fund and Vanguard/Morgan Growth Fund, as well as to several indexed separate accounts. Total assets under management by the Core Management Group were $90 billion as of October 31, 1997. The Core Management Group is supervised by the Officers of the Fund. George U.
                    Sauter, Managing Director of the Core Management Group and the portfolio manager of each of the Funds managed by the Core Management Group, has served in this capacity for each of the Vanguard Funds advised by the Group since
                    1987, and utilizes a team approach to manage the Portfo-lio's assets.

VANGUARD SERVES
AS ADVISER TO THE
AGGRESSIVE GROWTH
PORTFOLIO

                    Vanguard's Core Management Group will provide advisory services on an at-cost basis. In placing portfolio trans-actions, Vanguard's Core Management Group uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best avail-able price and most favorable execution at the lowest com-mission rate. The full range and quality of brokerage services available are considered in making these determi-nations. In selecting broker-dealers to execute securities transactions for the Portfolio, consideration will be given to such factors as: the price of the security; the rate of the commission; the size and difficulty of the or-der; the reliability, integrity, financial condition, gen-eral execution, and operational capabilities of competing brokers-dealers; and the brokerage and research services provided to the Portfolio. In those instances where it is reasonably determined that more than one broker can offer the services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply statistical information and provide other services in addition to execution services to the Portfolio.
-------------------------------------------------------------------------------

PRIMECAP            The CAPITAL OPPORTUNITY PORTFOLIO is managed by PRIMECAP
MANAGEMENT          Management Company ("PRIMECAP"), 225 South Lake Avenue,
COMPANY SERVES AS   Pasadena, CA 91101. PRIMECAP is a professional investment
ADVISER TO THE      advisory firm that provides services to employee benefit
CAPITAL             plans, endowment funds, foundations and other institu-
OPPORTUNITY         tions. PRIMECAP also serves as investment adviser to Van-
PORTFOLIO           guard PRIMECAP Fund, a $8.1 billion growth stock fund and
                    another member of The Vanguard Group. PRIMECAP was founded in 1983 and currently holds discretionary management au-thority over more than $11.1 billion in assets.

                    Theofanis A. Kolokotrones was a founder of PRIMECAP Man-agement Company in 1983, and has served as its President since 1995. Mr. Kolokotrones has served as a portfolio manager of Vanguard PRIMECAP Fund since 1985 and will serve as a portfolio manager of the Capital Opportunity Portfolio.

                    The sole owners of PRIMECAP, a California corporation, are Howard B. Schow, Chairman; Mitchell J. Milias, Vice Chair-man; Theofanis A. Kolokotrones, President; and Joel P. Fried, Senior Vice President. Running PRIMECAP is each of the owner's principal occupation.

                    For the services provided by PRIMECAP under the investment advisory agreement, the Portfolio will pay PRIMECAP a ba-sic fee at the end of each fiscal quarter, calculated by applying a quarterly rate based on the following annual percentage rates, to the average month-end net assets of the Capital Opportunity Portfolio for the quarter:

                                                  ANNUAL BASIC
                         NET ASSETS                 FEE RATE
                         ----------               ------------
                         First $50 million           .500%
                         Next $200 million           .450%
                         Next $250 million           .375%
                         Next $1.75 billion          .250%
                         Next $2.75 billion          .200%
                         Next $5 billion             .175%
                         Over $10 billion            .150%

                    Prior to January 23, 1998, the Portfolio was managed by a
                    different adviser under a different fee schedule.
-------------------------------------------------------------------------------
STRATEGIC
INVESTMENT          The GLOBAL ASSET ALLOCATION PORTFOLIO is managed by STRA-
MANAGEMENT SERVES   TEGIC INVESTMENT MANAGEMENT ("SIM"), 1001 19th Street
AS ADVISER TO THE   North, 16th Floor, Arlington, Virginia 22209. SIM provides
GLOBAL ASSET        asset management services to companies, institutions,
ALLOCATION          trusts and individuals. As of October 31, 1997, SIM (and
PORTFOLIO           its affiliated companies) had over $18 billion in assets
                    under management.

                    Michael A. Duffy, Managing Director of SIM, serves as portfolio manager for the Global Asset Allocation Portfo-lio. Mr. Duffy has been a Managing Director of SIM since 1987. Previously, he was a Senior Pension Investment Offi-cer for the World Bank as well as an Economist for the Board of Governors of the Federal Reserve System.

                    For the services provided by SIM under the investment ad-visory agreement the Portfolio will pay Strategic Invest-ment Management a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate based on the following annual percentage rates, to the average month-end net assets of the Global Asset Allocation Port-folio for the quarter:

                    NET ASSETS          ANNUAL RATE
                    ----------          -----------
                    First $250 million     .40%
                    Next $250 million      .35%
                    Next $500 million      .25%
                    Over $1 billion        .20%

                    The basic advisory fee may be increased or decreased by applying an adjustment formula based on the investment performance of the Global Asset Allocation Portfolio rela-tive to the theoretical Global Balanced Index which is calculated as follows:

                     60%   global stock investments
                     30%   global bond investments
                     10%   U.S. cash reserve investments

                    The 60% global stock component is an adjusted capitaliza-tion-weighted average of the established local stock mar-ket index in each country. The 30% global bond component is a capitalization-weighted average of the country indi-ces of the Salomon Brothers World Government Bond Index. The U.S. cash reserve component is the bond equivalent yield of the Federal Reserve's published average offering rate on 30-day commercial paper. The index is adjusted to reduce the exposure of foreign currency fluctuations by hedging back into U.S. dollars one half of the foreign currency exposure resulting from equity holdings and all of the foreign currency exposure resulting from the bond holdings. The countries included in this index will be the U.S., Canada, the United Kingdom, France, Germany, Spain, Japan, Australia and Hong Kong (there will be no bond in-vestments in Hong Kong). The Global Balanced Index will be reviewed semiannually and with approval of the Fund's Of-ficers may be changed to reflect additions or deletions of countries from the advisor's mandate going forward.

                    The following table sets forth the incentive/penalty ad-justment to the basic advisory fee payable by the Portfo-lio to Strategic Investment Management.

                         CUMULATIVE 36-MONTH                     PERFORMANCE
                      PERFORMANCE VS. THE GLOBAL                     FEE
                            BALANCED INDEX                       ADJUSTMENT*
                     ----------------------------              ---------------
                                                                  -0.75 X Base
                     Less than -0.75%                                      Fee
                                                                  -0.50 X Base
                     -0.75% to +2.25%                                      Fee
                                                                  -0.25 X Base
                     Between +2.25% and +5.25%                             Fee
                     Between +5.25% and +8.25%                    0 X Base Fee
                                                                  +0.25 X Base
                     Between +8.25% and +11.25%                            Fee
                                                                  +0.50 X Base
                     Between +11.25% and +14.25%                           Fee
                                                                  +0.75 X Base
                     More than +14.25%                                     Fee

                    *For purposes of this calculation, the Base Fee represents the annual rate used in calculating the base advisory fee over the performance period multiplied by the average as-sets for the performance period measured to calculate the incentive/penalty adjustment.

                    Under the rules of the Securities and Exchange Commission, the incentive/penalty fee structure will not be fully op-erable until the quarter ending October 31, 1998, and, un-til that date, will be calculated according to certain transition rules. See the Statement of Additional Informa-tion for a detailed description of the incentive/penalty fee schedule for SIM and the applicable transition rules.

MARATHON-LONDON     The GLOBAL EQUITY PORTFOLIO is managed by Marathon Asset
SERVES AS ADVISER   Management Limited ("Marathon-London"), Orion House, 5 Up-
TO THE GLOBAL       per St. Martin's Lane, London. Marathon-London was founded
EQUITY PORTFOLIO    in 1986 and provides asset management services to compa-
                    nies, institutions, and individuals. As of October 31, 1997, Marathon-London had more than $9 billion in assets under management.

                    The investment philosophy of Marathon-London is that the best investment returns for equity portfolios are primar-ily the result of careful, well-researched industry and company evaluation rather than "top down" country alloca-tion decisions. Marathon-London's portfolios therefore tend to exhibit regional weightings within a range of 50% to 150% of the allocation exhibited in broad market bench-marks, such as the unmanaged Morgan Stanley Capital Inter-national All Country World Index. Sector and stock weightings may be expected to differ markedly from index weightings. The firm uses a team approach with each of the firm's three partners having the primary responsibility for a specific region, e.g. Europe.

                    Jeremy J. Hosking, Director of Marathon-London, serves as portfolio manager for the Global Equity Portfolio. Mr. Hosking has been a Director of Marathon-London since its founding in 1986. Previously, he was Director of G.T. Cap-ital Management, Inc., San Francisco with responsibility for U.S. portfolio management and international ERISA as-set allocation. From 1981 to 1984 Mr. Hosking managed the GT ASEAN Fund and from 1979 to 1984 he co-managed the GT Far East General Fund.

                    The Global Equity Portfolio pays Marathon-London a basic fee at the end of each fiscal quarter, calculated by ap-plying a quarterly rate, based on the following annual percentage rates, to the average month-end assets of the Portfolio for the quarter:

                                                            ANNUAL BASIC
                              NET ASSETS                      FEE RATE
                              ------------------            ------------
                              First $100 million               0.45%
                              Next $150 million                0.40%
                              Next $250 million                0.25%

                    The basic advisory fee may be increased or decreased by applying an adjustment formula based on the investment performance of the Portfolio relative to the Morgan Stan-ley Capital International (MSCI) All Country World Index as adjusted. The following table sets forth the incentive/penalty adjustment to the basic advisory fee payable by the Portfolio to Marathon-London under the in-vestment advisory agreement. The adjustments to the fee change proportionately with performance relative to the Index.

                           CUMULATIVE
                            36-MONTH
                         NET PERFORMANCE
                    DIFFERENTIAL VS. THE MSCI                   PERFORMANCE
                     ALL COUNTRY WORLD INDEX                  FEE ADJUSTMENT*
                    -------------------------                -----------------
                    Less than 3%                             -0.50 X Basic Fee
                    Between 3% and 6%                        -0.25 X Basic Fee
                    Between 6% and 9%                            0 X Basic Fee
                    Between 9% and 12%                       +0.25 X Basic Fee
                    More than 12%                            +0.50 X Basic Fee

                    *For purposes of this calculation, the Basic Fee is calcu-lated by applying the quarterly rate based on the Annual Basic Fee Rate using average assets over the same time pe-riod for which the performance is measured.

                    Under rules of the Securities and Exchange Commission, the incentive/ penalty fee adjustment will not be fully opera-ble until the quarter ending October 31, 1998, and until that date, will be calculated according to certain transi-tion rules. A detailed description of the incentive/pen-alty fee adjustment schedule for Marathon-London and the applicable transition rules is contained in the Statement of Additional Information.

                    The Fund has authorized the advisers to choose brokers or dealers to handle the purchase and sale of the Fund's se-curities, and is directed to get the best available price and most favorable execution from these brokers with re-spect to all transactions. At times, the advisers may choose brokers who charge higher commissions in the inter-ests of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then the advis-ers are authorized to choose a broker who, in addition to executing the transaction, will provide research services to the advisers or the Fund. However, the advisers will not pay higher commissions specifically for the purpose of obtaining research services. The Fund may direct the ad-visers to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

                    The Fund's Board of Directors may, without the approval of shareholders, provide for: (a) the employment of a new in-vestment adviser pursuant to the terms of a new advisory agreement either as a replacement for an existing adviser or as an additional adviser; (b) a change in the terms of an advisory agreement; and (c) the continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser. Any such change will only be made upon not less than 30 days' prior written notice to share-holders of the Fund which shall include substantially the information concerning the adviser that would have nor-mally been included in a proxy statement. In the event that such notice is given, the 1% redemption fee will be waived for a period of 90 days.
-------------------------------------------------------------------------------

DIVIDENDS,          The Portfolios of the Fund are expected to pay dividends
CAPITAL GAINS AND   annually from ordinary income. Net capital gains distribu-
TAXES               tions, if any, will also be made annually. In addition, to satisfy certain distribution requirements of the Tax Re-form Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during the month of December. Such distributions, if received by sharehold-ers by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

                    Dividend and capital gains distributions may be automati-cally reinvested or received in cash. See "Choosing a Dis-tribution Option" for a description of these options.

                    The Fund intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by the Fund from net investment income, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary in-come.

                    For corporate investors, dividends from net investment in-come will generally qualify in part for the intercorporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income received by the Fund from do-mestic (U.S.) sources.

                    Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in addi-tional shares, are taxable as long-term capital gains, re-gardless of the length of time you have owned shares in the Fund. Long-term gains may be taxed at different rates depending on how long the Fund held the securities. Capi-tal gains distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year; there will be no capital gains distributions in years when the Fund real-izes net capital losses.

                    Note that if you elect to receive capital gains distribu-tions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in the Fund. Also, keep in mind that if you purchase shares in the Fund shortly before the record date for a dividend or capital gains distribution, a portion of your investment will be returned to you as a taxable distribution, regard-less of whether you are reinvesting your distributions or receiving them in cash.

                    The Fund will notify you annually as to the tax status of its dividend and capital gains distributions.

THE GLOBAL ASSET    The Global Asset Allocation and Global Equity Portfolios
ALLOCATION AND      may elect to "pass through" to the Portfolios' sharehold-
GLOBAL EQUITY       ers the amount of foreign income taxes paid by the Portfo-
PORTFOLIOS MAY      lio(s). The Portfolio(s) will make such an election only
"PASS THROUGH"      if it deems it to be in the best interests of its share-
FOREIGN TAXES       holders.

                    If this election is made, shareholders of the Portfolio(s) will be required to include in their gross income their pro rata share of foreign taxes paid by the Portfolio. However, shareholders will be able to treat their pro rata share of foreign taxes as either an itemized deduction or a foreign tax credit against U.S. income taxes (but not both) on their tax return.

A CAPITAL GAIN OR   A sale of shares of the Fund is a taxable event and may
LOSS MAY BE         result in a capital gain or loss. A capital gain or loss
REALIZED UPON       may be realized from an ordinary redemption of shares or
EXCHANGE OR         an exchange of shares between two mutual funds (or two
REDEMPTION          portfolios of a mutual fund).

                    Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

                    The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer iden-tification regulations. You may avoid this withholding re-quirement by certifying on your Account Registration Form your proper Social Security or Employer Identification number and by certifying that you are not subject to backup withholding.

                    The Fund has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania and does business and maintains an office in that state. In the opinion of counsel, the shares of the Fund are exempt from Pennsylvania personal property taxes.

                    The tax discussion set forth on the previous page is in-cluded for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund. The Fund is managed without regard to tax ramifications.
-------------------------------------------------------------------------------

THE SHARE PRICE     Each Portfolio's share price, or "net asset value" per
OF EACH PORTFOLIO   share, is calculated by dividing the total assets of the
                    Fund, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange (generally 4:00 p.m.
                    Eastern time) on each day that the exchange is open for trading.

                    Portfolio securities for which market quotations are read-ily available (includes those securities listed on na-tional securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Securities may be valued on the basis of prices provided by a pricing serv-ice when such prices are believed to reflect the fair mar-ket value of such securities.

                    Short-term instruments (those with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.

                    Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing serv-ice may be determined without regard to bid or last sale prices of each security, but take into account institu-tional-size transactions in similar groups of securities as well as any developments related to specific securi-ties.

                    Foreign securities are valued at the last quoted sales price, according to the broadest and most representative market, available at the time the Portfolio is valued. If events which materially affect the value of a Portfolio's investments occur after the close of the securities mar-kets on which such securities are primarily traded, those investments may be valued by such methods as the Board of Directors deems in good faith to reflect fair value.

                    In determining the Portfolio's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using the officially quoted daily exchange rates used by Morgan Stanley Capital International in calculating various benchmarking indices. This officially quoted exchange rate may be determined prior to or after the close of a partic-ular securities market. If such quotations are not avail-able, the rate of exchange will be determined in accor-dance with policies established in good faith by the Board of Directors.

                    Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Direc-tors deems in good faith to reflect fair value.

                    The share price for each Portfolio can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard Funds.

-------------------------------------------------------------------------------
GENERAL             Vanguard Horizon Fund, Inc. is a Maryland Corporation. The
INFORMATION         authorized capital stock of the Fund consists of
                    1,000,000,000 shares at the par value of $.001 each. The
                    Board of Directors has the power to designate one or more classes ("Portfolios") of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios. Currently the Fund is offering four clas-ses of shares.

                    Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Fund if re-quested in writing by the holders of not less than 10% of the Fund.

                    The shares of each Portfolio are fully paid and nonassess-able; have no preferences as to conversion, exchange, div-idends, retirement or other features; and have no preemp-tive rights. Such shares have noncumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.

                    All securities and cash are held for the Aggressive Growth and Capital Opportunity Portfolios by State Street Bank. For the Global Asset Allocation and Global Equity Portfo-lios all securities and cash are held by Morgan Stanley Trust Company. CoreStates Bank, N.A., holds daily cash balances that are used by the Funds' Portfolios to invest in repurchase agreements or securities acquired in these transactions. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP serves as independent accoun-tants for the Fund and audits its financial statements an-nually. The Fund is not involved in any litigation.
-------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE

OPENING AN          You may open a regular (non-retirement) account, either by
ACCOUNT AND         mail or wire. Simply complete and return an Account Regis-
PURCHASING SHARES   tration Form and any required legal documentation, indi-
                    cating the amount you wish to invest. Your purchase must be equal to or greater than the $3,000 minimum initial in-vestment requirement ($1,000 for Uniform Gifts/Transfers to Minors Act accounts). You must open a new Individual
                    Retirement Account by mail (IRAs may not be opened by wire) using a Vanguard IRA Adoption Agreement. Your pur-chase must be equal to or greater than the $1,000 minimum initial investment requirement, but no more than $2,000 if you are making a regular IRA contribution. Rollover con-tributions are generally limited to the amount withdrawn within the past 60 days from an IRA or other qualified Re-tirement Plan. If you need assistance with the forms or have any questions about this Fund, please call our In-vestor Information Department at 1-800-662-7447. NOTE: For other types of account registrations (e.g., corporations, associations, other organizations, trusts, powers of at-torney, and retirement accounts), please call us to deter-mine which additional forms you may need.

                    The Portfolios' shares are purchased at the next-deter-mined net asset value after your investment has been re-ceived. The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).

PURCHASE            1) Because of the risks associated with common stock in-
RESTRICTIONS           vestments, the Fund is intended to be a long-term in-
                       vestment vehicle and is not designed to provide invest-ors with a means of speculating on short-term stock market movements. Consequently, the Fund reserves the right to reject any specific purchase (and exchange purchase) request. The Fund also reserves the right to suspend the offering of shares for a period of time.

                    2) Vanguard will not accept third-party checks to purchase shares of the Fund. Please be sure your purchase check is made payable to The Vanguard Group.

IMPORTANT NOTE:
1% REDEMPTION FEE   Potential investors should note that a 1% redemption fee
                    is charged for the Portfolios. This fee, which is paid di-rectly to the Portfolios, applies to redemptions from and exchanges from the Portfolios of shares held for less than 5 years. Shares purchased by reinvesting dividend and/or capital gains distributions are exempt from this fee. In the event of an early redemption due to a shareholder's death, all redemption fees will be waived. In order to substantiate the death, a certified copy of the death cer-tificate must be provided. Please see "Fund Expenses" for more information.

ADDITIONAL          Subsequent investments to regular accounts may be made by
INVESTMENTS         mail ($100 minimum), wire ($1,000 minimum), exchange from
                    another Vanguard Fund account, or Vanguard Fund Express.
                    Subsequent investments to Individual Retirement Accounts may be made by mail ($100 minimum) or exchange from an-other Vanguard Fund Account. In some instances, contribu-tions may be made by wire or Vanguard Fund Express. Please call us for more information on these topics.


                                                     ADDITIONAL INVESTMENTS
                           NEW ACCOUNT                TO EXISTING ACCOUNTS
PURCHASING BY MAIL  Please include the amount    Additional investments should
                    of your initial invest-      include the Invest-by-Mail
Complete and sign   ment on the registration     remittance form attached to
the enclosed        form, make your check        your Fund confirmation state-
Account             payable to The Vanguard      ments. Please make your check
Registration Form   Group--(Portfolio Number)    payable to The Vanguard
                    (see below for the appro-    Group--(Portfolio Number)
                    priate Portfolio number),    (see below for the appropri-
                    and mail to:                 ate Portfolio number), write
                                                 your account number on your
                    VANGUARD FINANCIAL CENTER    check and, using the return
                    P.O. BOX 2600                envelope provided, mail to
                    VALLEY FORGE, PA 19482-2600  the address indicated on the
                                                 Invest-by-Mail Form.

For express or      VANGUARD FINANCIAL CENTER    All written requests should
registered          455 DEVON PARK DRIVE         be mailed to one of the ad-
mail,send to:       WAYNE, PA 19087-1815         dresses indicated for new ac-
                                                 counts. Do not send regis-
                    VANGUARD HORIZON FUND        tered or express mail to the
                    PORTFOLIO NUMBERS            post office box address.


                    Aggressive Growth Portfolio--114
                    Capital Opportunity Portfolio--111
                    Global Asset Allocation Portfolio--115
                    Global Equity Portfolio--129

                    -----------------------------------------------------------
PURCHASING BY                    CORESTATES BANK, N.A.
WIRE                             ABA 031000011
                                 CORESTATES NO. 01019897
Money should be                  ATTN. VANGUARD
wired to:                        VANGUARD HORIZON FUND
                                 ACCOUNT NUMBER
BEFORE WIRING                    ACCOUNT REGISTRATION

Please contact
Client Services
(1-800-662-2739)

                    To assure proper receipt, please be sure your bank in-
                    cludes the name(s) of the Portfolio(s) selected, the ac-
                    count number Vanguard has assigned to you and the eight
                    digit CoreStates number. If you are opening a new account, please complete the Account Registration Form and mail it
                    to the "New Account" address above after completing your
                    wire arrangement. NOTE: Federal Funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for business.
                    -----------------------------------------------------------
PURCHASING BY       You may open a new account or purchase additional shares
EXCHANGE (from a    by making an exchange from an existing Vanguard account.
Vanguard Account)   However, the Fund reserves the right to refuse any ex-
                    change purchase request. Call our Client Services Depart-
                    ment (1-800-662-2739) for assistance. The new account will have the same registration as the existing account.
                    -----------------------------------------------------------

PURCHASING BY       The Fund Express Special Purchase option lets you move
FUND EXPRESS        money from your bank account to your Vanguard account on
                    an "as needed" basis. Or if you choose the Automatic In-
Special Purchase    vestment option, money will be moved automatically from
and Automatic       your bank account to your Vanguard account on the schedule
Investment          (monthly, bimonthly [every other month], quarterly, semi-
                    annually, or annually) you select. To establish these Fund
                    Express options, please provide the appropriate informa-
                    tion on the Account Registration Form. We will send you a
                    confirmation of your Fund Express service; please wait two weeks before using the service.
-------------------------------------------------------------------------------
CHOOSING A          You must select one of three distribution options:
DISTRIBUTION
OPTION

                    1. AUTOMATIC REINVESTMENT OPTION--Both dividend and capi-
                       tal gains distributions will be reinvested in addi-tional Portfolio shares. This option will be selected for you automatically unless you specify one of the other options.

                    2. CASH DIVIDEND OPTION--Your dividends will be paid in
                       cash and your capital gains will be reinvested in addi-tional Portfolio shares.

                    3. ALL CASH OPTION--Both dividend and capital gains dis-
                       tributions will be paid in cash.

                    You may change your option by calling our Client Services Department (1-800-662-2739).

                    If a shareholder has chosen to receive dividend and/or capital gains distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, we will change the dis-tribution option so that all dividends and other distribu-tions are automatically reinvested in additional shares. We will not pay interest on uncashed distribution checks.

                    In addition, an option to invest your cash dividend and/or capital gains distributions in another Vanguard Fund ac-
                    count is available. Please call our Client Services De-
                    partment (1-800-662-2739) for information. You may also
                    elect Vanguard Dividend Express which allows you to trans-
                    fer your cash dividend and/or capital gains distributions
                    automatically to your bank account. Please see "Other Van-
                    guard Services" for more information.
-------------------------------------------------------------------------------
TAX CAUTION         Under Federal tax laws, the Fund is required to distribute net capital gains and dividend income to Portfolio share-
INVESTORS SHOULD    holders. These distributions are made to all shareholders
ASK ABOUT THE       who own Portfolio shares as of the distribution's record
TIMING OF CAPITAL    date, regardless of how long the shares have been owned.
GAINS AND           Purchasing shares just prior to the record date could have
DIVIDEND            a significant impact on your tax liability for the year.
DISTRIBUTIONS       For example, if you purchase shares immediately prior to
BEFORE INVESTING    the record date of a sizable capital gain or income divi-
                    dend distribution, you will be assessed taxes on the amount of the capital gain and/or dividend distribution later paid even though you owned the Portfolio shares for just a short period of time. (Taxes are due on the distri-butions even if the dividend or gain is reinvested in ad-ditional Portfolio shares.) While the total value of your investment will be the same after the distribution--the amount of the distribution will offset the drop in the net asset value of the shares--you should be aware of the tax implications that the timing of your purchase may have.

                    Prospective investors should, therefore, inquire about po-
                    tential distributions before investing. The Fund's annual
                    capital gains distribution, as well as any dividend dis-
                    tribution, is paid in December. In addition, the Fund may
                    occasionally be required to make supplemental dividend or
                    capital gains distributions at some other time during the
                    year. For additional information on distributions and tax-
                    es, see the section entitled "Dividends, Capital Gains and
                    Taxes."
-------------------------------------------------------------------------------
IMPORTANT ACCOUNT   The easiest way to establish optional Vanguard services on
INFORMATION         your account is to select the options you desire when you
                    complete your Account Registration Form. IF YOU WISH TO
OPTIONAL SERVICES   ESTABLISH ADDITIONAL SHAREHOLDER OPTIONS FOR YOUR ACCOUNT
                    AT A LATER DATE, YOU MAY NEED TO PROVIDE VANGUARD WITH AD-
                    DITIONAL INFORMATION AND A SIGNATURE GUARANTEE. PLEASE
                    CALL OUR CLIENT SERVICES DEPARTMENT (1-800-662-2739) FOR
                    FURTHER ASSISTANCE.

SIGNATURE           For our mutual protection, we may require a signature
GUARANTEES          guarantee on certain written transaction requests. A sig-
                    nature guarantee verifies the authenticity of your signa-ture and may be obtained from banks, brokers and any other guarantor that Vanguard deems acceptable. A SIGNATURE
                    GUARANTEE CANNOT BE PROVIDED BY A NOTARY PUBLIC.

CERTIFICATES        Share certificates will not be available for the Fund.

BROKER/DEALER       If you purchase shares in Vanguard Funds through a regis-
PURCHASES           tered broker-dealer or investment adviser, the broker-
                    dealer or adviser may charge a service fee.

CANCELING TRADES    The Fund will not cancel any trade (e.g., purchase, re-
                    demption or exchange) believed to be authentic, received in writing or by telephone, once the trade request has been received.

ELECTRONIC          You may receive a prospectus for the Fund or any of the
PROSPECTUS          Vanguard Funds in an electronic format through Vanguard's
DELIVERY            website at www.vanguard.com. For additional information
                    please see "Other Vanguard Services--Computer Access."

-------------------------------------------------------------------------------

WHEN YOUR ACCOUNT   Your Trade Date is the date on which your account is cred-
WILL BE CREDITED    ited. If your purchase is made by check, Federal Funds
                    wire, or exchange, and is received by the close of trading on the New York Stock Exchange (generally 4:00 p.m. East-ern time), your trade date is the day of receipt. If your purchase is received after the close of trading on the Ex-change, your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date.

                    In order to prevent lengthy processing delays caused by
                    the clearing of foreign checks, Vanguard will only accept
                    a foreign check which has been drawn in U.S. dollars and
                    has been issued by a foreign bank with a U.S. correspon-
                    dent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.
-------------------------------------------------------------------------------
SELLING YOUR        You may withdraw any portion of the funds in your account
SHARES              by redeeming shares at any time (see "Important Redemption
                    Information"). You generally may initiate a request by writing or by telephoning. Your redemption proceeds are normally mailed within two business days after the receipt of the request in Good Order. No interest will accrue on amounts repre-sented by uncashed redemption checks.

                    IMPORTANT NOTE: For investors in the Fund, a redemption
                    fee equaling 1% of the value of the shares redeemed will
                    be deducted from the redemption proceeds if shares held
                    for less than 5 years are redeemed. This fee is paid di-
                    rectly to the Portfolio.
                    -----------------------------------------------------------
SELLING BY MAIL     Requests should be mailed to VANGUARD FINANCIAL CENTER,
                    VANGUARD HORIZON FUND, P.O. BOX 1120, VALLEY FORGE, PA
                    19482-1120. (For express or registered mail, send your re-quest to Vanguard Financial Center, Vanguard Horizon Fund,
                    455 Devon Park Drive, Wayne, PA 19087-1815.)

                    The redemption price of shares will be the Fund's net as-
                    set value next determined after Vanguard has received all
                    required documents in Good Order.
                    -----------------------------------------------------------
DEFINITION OF       GOOD ORDER means that the request includes the following:
GOOD ORDER

                    1.The account number and Portfolio name.
                    2. The amount of the transaction (specified in dollars or shares).
                    3.Signatures of all owners EXACTLY as they are registered on the account.
                    4.Any required signature guarantees.

                    5.Other supporting legal documentation that may be re-quired in the case of estates, corporations, trusts, and certain other accounts.

                    IF YOU HAVE QUESTIONS ABOUT THIS DEFINITION AS IT PERTAINS
                    TO YOUR REQUEST, PLEASE CALL OUR CLIENT SERVICES DEPART-
                    MENT AS 1-800-662-2739.
                    -----------------------------------------------------------
SELLING BY          To sell shares by telephone, you or your pre-authorized
TELEPHONE           representative may call our Client Services Department at
                    1-800-662-2739. The proceeds will be sent to you by mail.
                    PLEASE NOTE: As a protection against fraud, your telephone mail redemption privilege will be suspended for 15 calen-
                    dar days following any expedited address change to your
                    account. An expedited address change is one that is made
                    by telephone or in writing, without the signatures of all
                    account owners. Please see "Important Information About
                    Telephone Transactions."
                    -----------------------------------------------------------
SELLING BY FUND     If you select the Fund Express Automatic Withdrawal op-
EXPRESS             tion, money will be automatically moved from your Vanguard
                    Fund account to your bank account according to the sched-
Automatic           ule you have selected. The Special Redemption option lets
Withdrawal &        you move money from your Vanguard account to your bank ac-
Special             count on an "as needed" basis. To establish these Fund Ex-
Redemption          press options, please provide the appropriate information
                    on the Account Registration Form. We will send you a con-firmation of your Fund Express service; please wait two weeks before using the service.

                    The redemption fee described on pages 35 and 39 applies to redemption by Fund Express.
                    -----------------------------------------------------------
SELLING BY          You may sell shares of the Fund by making an exchange into
EXCHANGE            another Vanguard Fund account.
                    -----------------------------------------------------------

IMPORTANT           Shares purchased by check or Fund Express may be redeemed
REDEMPTION          at any time. However, your redemption proceeds will be
INFORMATION         held at Vanguard until payment for the purchase is col-
                    lected, which may take up to ten calendar days.
                    -----------------------------------------------------------

DELIVERY OF         Redemption requests received by telephone prior to the
REDEMPTION          close of trading on the New York Stock Exchange (generally
PROCEEDS            4:00 p.m. Eastern time), are processed on the day of re-
                    ceipt and the redemption proceeds are normally sent on the following business day.

                    Redemption requests received by telephone after the close of trading on the Exchange are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt.

                    All unpaid dividend and capital gains distributions cred-ited to your account upon the date of redemption will be included in the redemption check. Redemption proceeds must be sent to you within seven days of receipt of your re-quest in Good Order, except as described above in "Impor-tant Redemption Information."

                    If you experience difficulty in making a telephone redemp-tion during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Van-guard in Good Order. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

                    The Fund may suspend the redemption right or postpone pay-ments at times when the New York Stock Exchange is closed, or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

                    If the Board of Directors determines that it would be det-
                    rimental to the best interests of the Fund's remaining
                    shareholders to make payment in cash, the Fund may pay re-
                    demption proceeds in whole or in part by a distribution in kind of readily marketable securities.
                    -----------------------------------------------------------
VANGUARD'S          If you make a redemption from a qualifying account, Van-
AVERAGE COST        guard will send you an Average Cost Statement which pro-
STATEMENT           vides you with the cost and tax basis of the shares you
                    redeemed. Please see "Statements and Reports" for addi-
                    tional information.
                    -----------------------------------------------------------
LOW BALANCE FEE     Due to the relatively high cost of maintaining smaller ac-
AND MINIMUM         counts, the Fund will automatically deduct a $10 annual
ACCOUNT BALANCE     fee from non-retirement accounts with balances falling be-
REQUIREMENT         low $2,500 ($500 for Uniform Gifts/Transfers to Minors Act
                    accounts). This fee deduction will generally occur mid-year, or at year end. The fee generally will be waived for investors whose aggregate Vanguard assets exceed $50,000.

                    In addition, the Fund reserves the right to liquidate any non-retirement account that is below the minimum initial investment amount of $3,000. If at any time your total in-vestment does not have a value of at least $3,000, you may be notified that your account is below the Fund's minimum account bal-ance requirement. You would then be allowed 60 days to make an additional investment before the account is liqui-dated. Proceeds would be promptly paid to the registered shareholder.

                    Vanguard will not liquidate your account if it has fallen
                    below $3,000 solely as a result of declining markets
                    (i.e., a decline in a Portfolio's net asset value).
-------------------------------------------------------------------------------
EXCHANGING YOUR     Should your investment goals change, you may exchange your
SHARES              shares of Vanguard Horizon Fund for those of other avail-
                    able Vanguard Funds.


                    IMPORTANT NOTE: For investors in the Fund, a redemption
                    fee amounting to 1% of the value of the shares exchanged will be deducted from the exchange proceeds if shares held for less than 5 years are exchanged. This fee is paid di-rectly to the Portfolio.
-------------------------------------------------------------------------------

EXCHANGING BY       When exchanging shares by telephone, please have ready the
TELEPHONE           Fund name, account number, Social Security number or Em-
                    ployer Identification number listed on the account and ex-
Call Client         act name and address in which the account is registered.
Services (1-        Only the registered shareholder may complete such an ex-
800-662-2739)       change. Requests for telephone exchanges received prior to the close of trading on the New York Stock Exchange (gen-
                    erally 4:00 p.m. Eastern time) are processed at the close
                    of business that same day. Requests received after the
                    close of the Exchange are processed the next business day.
                    TELEPHONE EXCHANGES ARE NOT ACCEPTED INTO OR FROM NON-RE-
                    TIREMENT INVESTMENTS IN VANGUARD BALANCED INDEX FUND, VAN-
                    GUARD INDEX TRUST, VANGUARD INTERNATIONAL EQUITY INDEX
                    FUND, VANGUARD REIT INDEX PORTFOLIO, VANGUARD GROWTH AND
                    INCOME PORTFOLIO, AND VANGUARD STAR FUND - TOTAL INTERNA-
                    TIONAL PORTFOLIO. If you experience difficulty in making a telephone exchange, your exchange request may be made by
                    regular or express mail, and it will be implemented at the closing net asset value on the date received by Vanguard
                    provided the request is received in Good Order.
                    -----------------------------------------------------------
EXCHANGING BY       Please be sure to include on your exchange request the
MAIL                name and account number of your current Fund, and the name of the Fund you wish to exchange into, the amount you wish to exchange, and the signatures of all registered account
                    holders. Send your request to VANGUARD FINANCIAL CENTER,
                    VANGUARD HORIZON FUND, P.O. BOX 1120, VALLEY FORGE, PA
                    19482-1120. (For express or registered mail, send your re-
                    quests to Vanguard Financial Center, Vanguard Horizon
                    Fund, 455 Devon Park Drive, Wayne, PA 19087-1815.)
                    -----------------------------------------------------------

EXCHANGING ONLINE   You may use your personal computer to exchange shares of
                    most Vanguard funds by accessing Vanguard's website
                    (www.vanguard.com). To establish this service on your ac-count, you must first register through our website. We will then send to you by mail, an account access password that will enable you to make online exchanges.

                    The Vanguard funds that you cannot purchase or sell through online exchange are VANGUARD INDEX TRUST, VANGUARD BALANCED INDEX FUND, VANGUARD INTERNATIONAL EQUITY INDEX FUND, VANGUARD REIT INDEX PORTFOLIO, VANGUARD TOTAL INTER-NATIONAL PORTFOLIO, and VANGUARD GROWTH AND INCOME PORTFO-LIO

                    (formerly known as Vanguard Quantitative Portfolios).
                    These funds do permit online exchanges within IRAs and
                    other retirement accounts.
                    -----------------------------------------------------------
IMPORTANT           Before you make an exchange, you should consider the fol-
EXCHANGE            lowing:
INFORMATION
                    . Please read the Fund's prospectus before making an ex-
                      change. For a copy of the prospectus and for answers to any questions you may have, call our Investor Informa-tion Department (1-800-662-7447).

                    . An exchange is treated as a redemption from one fund and a purchase into another. Therefore, you could realize a taxable gain or loss on the transaction.

                    . Exchanges by telephone are accepted only if the regis-
                      trations and the taxpayer identification numbers of the two accounts are identical.

                    . In order to exchange into an account with a different
                      registration (including a different name, address, or taxpayer identification number), you must obtain the guaranteed signatures of all current account owners on your written instructions.

                    . New accounts are not currently accepted in
                      Vanguard/Windsor Fund.

                    . The shares to be exchanged must be on deposit and not
                      held in certificate form.

                    . The redemption fee described on pages 35 and 41 applies
                      to exchange redemptions.


                    Every effort will be made to maintain the exchange privi-
                    lege. However, the Fund reserves the right to revise or
                    terminate its provisions, limit the amount of, or reject
                    any exchange, as deemed necessary, at any time.
-------------------------------------------------------------------------------
EXCHANGE            The Fund's exchange privilege is not intended to afford
PRIVILEGE           shareholders a way to speculate on short-term movements in
LIMITATIONS         the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive ex-change activity.

                    Exchange activity generally will not be deemed excessive
                    if limited to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (AT
                    LEAST 30 DAYS APART) from the Fund during any twelve month period. Notwithstanding these limitations, the Fund re-
                    serves the right to reject any purchase request (including purchases from other Vanguard portfolios) that is reasona-
                    bly deemed to be disruptive to efficient portfolio manage-
                    ment.
-------------------------------------------------------------------------------
IMPORTANT           The ability to initiate redemptions (except wire and Fund
INFORMATION ABOUT   Express redemptions) and exchanges by telephone is auto-
TELEPHONE           matically established on your account unless you request
TRANSACTIONS        in writing that telephone transactions on your account not be permitted.

                    To protect your account from losses resulting from unau-thorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:

                    1. SECURITY CHECK. To request a transaction by telephone, the caller must know (i) the name of the Portfolio; (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or employer identification number listed on the account.

                    2. PAYMENT POLICY. The proceeds of any telephone redemp-tion made by mail will be payable to the registered shareowner and mailed to the address of record, only.

                    Neither the Fund nor Vanguard will be responsible for the
                    authenticity of transaction instructions received by tele-
                    phone, provided that reasonable security procedures have
                    been followed. Vanguard believes that the security proce-
                    dures described above are reasonable, and that if such
                    procedures are followed, you will bear the risk of any
                    losses resulting from unauthorized or fraudulent telephone transactions on your account.
-------------------------------------------------------------------------------
TRANSFERRING        You may transfer the registration of any of your Fund
REGISTRATION        shares to another person by completing a transfer form and sending it to: VANGUARD FINANCIAL CENTER, P.O. BOX 1110,
                    VALLEY FORGE, PA 19482-1110. The request must be in Good
                    Order. BEFORE MAILING YOUR REQUEST, PLEASE CALL OUR CLIENT
                    SERVICES DEPARTMENT (1-800-662-2739) FOR FURTHER INSTRUC-
                    TIONS.
-------------------------------------------------------------------------------
STATEMENTS AND      Vanguard will send you a confirmation statement each time
REPORTS             you initiate a transaction in your account (except for
                    checkwriting redemptions from Vanguard money market ac-counts). You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.

                    Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account during the calendar year, using the average cost single category method. This service is available for most taxable ac-counts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account may expect to receive their Average Cost Statement along with their Portfolio Summary Statement. Please call our Client Services Department (1-800-662-2739) for information.

                    Financial reports on the Fund will be mailed to you semi-
                    annually, according to the Fund's fiscal year-end.
-------------------------------------------------------------------------------
OTHER VANGUARD      For more information about any of these services, please
SERVICES            call our Investor Information Department at (1-800-662-
                    7447).

VANGUARD DIRECT     With Vanguard's Direct Deposit Service, most U.S. Govern-
DEPOSIT SERVICE     ment checks (including Social Security and military pen-
                    sion checks) and private payroll checks may be automati-cally deposited into your Vanguard Fund account. Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.

VANGUARD            Vanguard's Automatic Exchange Service allows you to move
AUTOMATIC           money automatically among your Vanguard Fund accounts. For
EXCHANGE SERVICE    instance, the service can be used to "dollar cost average"
                    from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client Services Department at 1-800-662-2739 for additional information.

VANGUARD FUND       Vanguard's Fund Express allows you to transfer money be-
EXPRESS             tween your Fund account and your account at a bank, sav-
                    ings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Fund Express application.

                    Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Vanguard Funds. For more information please refer to the Vanguard Fund Express brochure.

VANGUARD DIVIDEND   Vanguard's Dividend Express allows you to transfer your
EXPRESS             dividend and/or capital gains distributions automatically
                    from your Fund account, one business day after the Fund's
                    payable date, to your account at a bank, savings and loan
                    association, or a credit union that is a member of the Au-
                    tomatic Clearing House (ACH) system. You may elect this
                    service on the Account Registration Form or call our In-
                    vestor Information Department (1-800-662-7447) for a Van-
                    guard Dividend Express application.
-------------------------------------------------------------------------------

VANGUARD            Vanguard's Tele-Account is a convenient, automated service
TELE-ACCOUNT(R)     that provides share price, price change and yield quota-
                    tions on Vanguard Funds through any Touch ToneTM tele-phone. This service also lets you obtain information on your account balance, last transaction, and your most re-cent dividend or capital gains payment. In addition, you may perform investment exchanges of Vanguard Fund shares and redemptions by check using Tele-Account. To contact
                    Vanguard's Tele-Account service, dial 1-800-ON-BOARD (1-
                    800-662-6273). A brochure offering detailed operating in-structions is available from the Investor Information De-partment (1-800-662-7447).
COMPUTER ACCESS

                    Use your personal computer to learn more about Vanguard
VANGUARD ONLINE     funds and services; keep in touch with your Vanguard ac-
www. vanguard.com   counts; map out a long-term investment strategy; initiate
                    certain transactions; and ask questions, make suggestions, and send messages to Vanguard.

                    Our education-oriented website provides timely news and information about Vanguard funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.
-------------------------------------------------------------------------------

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

LOGO

---------------

THE VANGUARD GROUP
Vanguard Financial Center
P.O. Box 2600
Valley Forge, PA 19482

INVESTOR INFORMATION  DEPARTMENT:
1-800-662-7447 (SHIP)

CLIENT SERVICES  DEPARTMENT:
1-800-662-2739 (CREW)

TELE-ACCOUNT FOR  24-HOUR ACCESS:
1-800-662-6273 (ON-BOARD)

TELECOMMUNICATION  SERVICE FOR THE  HEARING-IMPAIRED:
1-800-662-2738

TRANSFER AGENT:
The Vanguard Group, Inc.
Vanguard Financial Center
Valley Forge, PA 19482



P069

                                    PART B

                          VANGUARD HORIZON FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                             JANUARY 23, 1998

  This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus, dated January 23, 1998. To obtain the Prospec-tus please call the Investor Information Department:

                                1-800-662-7447

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objectives and Policies.........................................  B-1
Investment Policies........................................................  B-2
Investment Limitations.....................................................  B-6
Management of the Fund.....................................................  B-8
Investment Advisory Services............................................... B-11
Securities Transactions.................................................... B-15
Purchase of Shares......................................................... B-16
Redemption of Shares....................................................... B-17
Comparative Indexes........................................................ B-17
Financial Statements....................................................... B-20

                      INVESTMENT OBJECTIVES AND POLICIES

  The following policies supplement the Fund's investment objectives and policies set forth in the Prospectus.

FOREIGN INVESTMENTS

  As indicated in the Prospectus, the Global Equity, Global Asset Allocation and Capital Opportunity Portfolios will include foreign securities. The Ag-gressive Growth Portfolio's investment in foreign securities will be minimal. Investors should recognize that investing in foreign companies involves cer-tain special considerations which are not typically associated with investing in U.S. companies. Since the stocks of foreign companies are frequently denom-inated in foreign currencies, and since the Portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolios will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conver-sions between various currencies. The investment policies of each Portfolio permit each Portfolio to enter into forward foreign currency exchange con-tracts in order to hedge its Portfolio's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obli-gation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Under normal circumstances, the Global Equity Portfolio will not commit more than 20% of its assets to such contracts. How-ever, although the Portfolio does not intend to do so, under unusual circum-stances it is possible that 100% of the assets of the Global Asset Allocation Portfolio would be committed to forward foreign currency exchange contracts.

  As foreign companies are not generally subject to uniform accounting, audit-ing and financial reporting standards and practices comparable to those appli-cable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies.

Securities of some foreign companies are generally less liquid and more vola-tile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign coun-tries, there is the possibility of expropriation or confiscatory taxation, po-litical or social instability, or diplomatic developments which could affect U.S investments in those countries.

  Although the Portfolios will endeavor to achieve the most favorable execu-tion costs in their portfolio transactions in foreign securities, fixed com-missions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the Portfolios' foreign securities will be some-what greater than the expenses for the custodial arrangements for handling U.S. securities of equal value.

  Certain foreign governments levy withholding taxes against dividend and in-terest income. Although in some countries a portion of these taxes is recover-able, the non-recovered portion of foreign withholding taxes will reduce the income the Portfolio receives from its foreign investments. However, these foreign withholding taxes are not expected to have a significant impact on the Portfolios, since each Portfolio's investment objective is to seek long-term capital appreciation and any income should be considered incidental.

PORTFOLIO TURNOVER

  While the rate of portfolio turnover is not a limiting factor when manage-ment deems changes appropriate, it is anticipated that each Portfolio's annual portfolio turnover rate will not normally exceed 200%. A portfolio turnover rate of 100% would occur if all of the Portfolio's securities, exclusive of U.S. Government securities and other securities whose maturities at the time of acquisition are one year or less, are replaced in the period of one year. Turnover rates may vary greatly from year to year as well as within a particu-lar year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive cer-tain favorable tax treatments. The portfolio turnover rates will, of course, depend in large part on the level of purchases and redemptions of shares of each Portfolio. Higher portfolio turnover can result in corresponding in-creases in brokerage costs to the Portfolios of the Fund and their sharehold-ers.

                              INVESTMENT POLICIES

FUTURES CONTRACTS

  Each Portfolio may enter into futures contracts, options, and options on futures contracts for several reasons: to maintain cash reserves while remain-ing fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attrac-tively than the underlying equity security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and under-lying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.

  Although futures contracts by their terms call for actual delivery or ac-ceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Clos-ing out an open futures position is done by taking an opposite position ("buy-ing" a contract which has previously been "sold," or "selling" a contract pre-viously purchased) in an identical contract to terminate the position. Broker-age commissions are incurred when a futures contract is bought or sold.

  Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. The Fund's margin deposits will be placed in a segregated account maintained by the Fund's custodian bank. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified deliv-ery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily pur-chased and sold on margin which may range upward from less than 5% of the value of the contract being traded.

  After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the con-tract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

  Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavor-able changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities.

  Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this expo-sure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

  A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% (15% with respect to the Global Asset Allocation Portfo-lio) of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obliga-tions to purchase securities under these contracts would exceed 20% of its to-tal assets (50% with respect to the Global Asset Allocation Portfolio).

RISK FACTORS IN FUTURES TRANSACTIONS

  Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assur-ance that a liquid secondary market will exist for any particular futures con-tract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inabil-ity to close options and futures positions also could have an adverse impact on the ability to effectively hedge.

  The risk of loss in trading futures contracts in some strategies can be sub-stantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and sub-stantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Fund are engaged in only for hedging purposes, the Adviser does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Futures and options are derivative instruments, in that their value is derived from the value of another security. Equity futures con-tracts and index put options may be used by the Portfolio advisers of the Global Asset Allocation Portfolio and the Capital Opportunity Portfolio, re-spectively. By doing so, the Portfolio's advisers will expose investors to risks inherent in these commonly used strategies.

  Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option. Additionally, investments in futures contracts and options involve the risk that the investment advisers will incorrectly predict stock market and interest rate trends.

  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfa-vorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

  Except for transactions the Fund has identified as hedging transactions, each Portfolio is required for Federal income tax purposes to recognize as in-come for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by a Portfolio may af-fect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

  In order for a Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of se-curities or foreign currencies or other income derived with respect to the Fund's business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for pur-poses of the 90% requirement.

  A Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transactions. Such distributions will be combined with distribu-tions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the transactions.

REPURCHASE AGREEMENTS

  Each Portfolio may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S Government or an agency thereof, a banker's accept-ance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan col-lateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Portfolio and is unrelated to the interest rate on the underlying instrument. In these transac-tions, the securities acquired by the Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repur-chase agreement and are held by a custodian Bank until repurchased. In addi-tion, the Fund's Board of Directors will monitor each Portfolio's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, bro-ker or dealer party to a repurchase agreement with any Portfolio of the Fund. No more than an aggregate of 15% of a Portfolio's assets, at the time of in-vestment, will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations. From time to time, the Fund's Board of Directors may determine that certain re-stricted securities known as Rule 144A securities are liquid and not subject to the 15% limitation described above.

  The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the un-derlying security at a time when the value of the security has declined, the Portfolio may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorga-nization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Portfolio not within the control of the Portfolio and therefore the realization by the Portfolio on such collateral may be automatically stayed. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying secu-rity and may be deemed an unsecured creditor of the other party to the agree-ment. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

LENDING OF SECURITIES

  Each Portfolio may lend its securities on a short-term or long-term basis to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its secu-rities, the Portfolio will be attempting to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its portfo-lio securities to qualified brokers, dealers, banks or other financial insti-tutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Com-mission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time and (d) the Portfolio re-ceives reasonable interest on the loan which may include the Portfolio's in-vesting any cash collateral in interest bearing short-term investments, any distribution on the loaned securities and any increase in their market value. A Portfolio will not lend its portfolio securities, if as a result, the aggre-gate value of such loans exceeds 33 1/3% of the value of the Portfolio's net assets. Loan arrangements made by a Portfolio will comply with all other ap-plicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to rede-liver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the credit-worthiness of the broker, dealer or institution, will be considered in making decisions with re-spect to the lending of securities, subject to review by the Fund's Board of Directors.

                            INVESTMENT LIMITATIONS

  The following restrictions supplement the Fund's investment limitations set forth in the Prospectus. These restrictions are fundamental policies of each Portfolio which, except as indicated otherwise, cannot be changed without the approval of a majority (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Portfolio's outstanding voting shares. Each Portfolio may not under any circumstances:

    1) Issue senior securities, except that the Capital Opportunity Portfolio may engage in short sales as described in the prospectus;

    2) Borrow money, except from banks (or through reverse repurchase agree-ments), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not in excess of 15% of the value of the net assets of the Portfolio (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the net assets of the Portfolio, the Portfolio will not make any additional invest-ments;

    3) With respect to 75% of the value of its total assets, purchase the se-curities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the Portfolio would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer;

    4) Engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities;

    5) Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (including the Fund's investment in The Vanguard Group, Inc., as described on page 7);

    6) Make loans except (i) by purchasing bonds, debentures or similar obli-gations (including repurchase agreements, subject to the limitation de-scribed in (5) above) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the Investment Company Act or the Rules and Regulations or interpretations of the Commission thereunder and the aggre-gate value of all securities loaned does not exceed 33 1/3% of the market value of the Portfolio's net assets;

    7) Pledge, mortgage, or hypothecate its assets, except to secure borrowings permitted by limitation (2) above;

    8) Buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions), or, with the exception of the Capital Opportunity Port-folio, engage in short sales (unless by virtue of its ownership of other securities it has a right to obtain at no added cost securities equivalent in kind and amount to the securities sold) except as set forth below in
  (12);

    9) Purchase or sell puts or calls, or combinations thereof except as pro-vided for in the prospectus; provided however, that a Portfolio may enter into futures contracts, options transactions or forward foreign currency exchange transactions as set forth below in (12);

    10) Purchase or sell real estate or real estate limited partnerships (al-though it may purchase securities secured by real estate interests or in-terests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

    11) The Fund will not invest in securities of other investment companies, except as may be acquired as a part of a merger, consolidation or acquisi-tion of assets approved by the Fund's shareholders or otherwise to the ex-tent permitted by Section 12 of the Investment Company Act of 1940. The Fund will invest only in investment companies which have investment objec-tives and investment policies consistent with those of the Fund;

    12) Purchase or sell commodities or commodity contracts; provided, howev-er, that a Portfolio may enter into forward foreign currency exchange transactions and that each Portfolio may invest in futures contracts and options to the extent that not more than 5% (15% with respect to the Global Asset Allocation Portfolio) of the Portfolio's assets are required as de-posit to secure obligations under futures contracts. Within these limita-tions, each Portfolio may purchase put options as provided for in the pro-spectus. Additionally, each Portfolio will invest no more than 20% of its assets in swap agreements;

    13) Invest in companies for the purpose of exercising control of manage-ment; and

    14) Invest more than 25% of its assets in any single industry.

  Notwithstanding these limitations, the Fund may own all or any portion of the securities of, make loans to, or contribute to the costs or other finan-cial requirements of, any company which will be wholly owned by the Fund and one or more other investment companies and is primarily engaged in the busi-ness of providing at cost services, such as management, administrative, dis-tribution or other related services to the Fund and other investment compa-nies. (See "Management of the Fund").

  In order to permit the sale of shares of the Fund in certain states, the Fund may make commitments more restrictive than the fundamental or non-funda-mental operating restrictions described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders it will revoke the commitment by terminating sales of its shares in the state(s) involved.

  The investment limitations set forth above are considered at the time in-vestment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.

                            MANAGEMENT OF THE FUND

THE VANGUARD GROUP

  The Fund is a member of The Vanguard Group of Investment Companies which consists of more than 30 investment companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Vanguard Funds obtain at cost virtually all of their corporate management, administrative and dis-tribution services. Vanguard also provides investment advisory services on an at-cost basis to certain of the Vanguard Funds.

  Vanguard employs a supporting staff of management personnel needed to pro-vide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's net expenses which are allocated among the Funds under procedures approved by the Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees.

  The Officers of the Fund and the Vanguard Funds are also Officers and em-ployees of Vanguard. No Officer or employee is permitted to own any securities of any external adviser for the Vanguard Funds.

  The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-l under the Investment Company Act of 1940. The Code is designed to pre-vent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are per-mitted to engage in personal securities transactions. However, such transac-tions are subject to procedures, restrictions and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.

  The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's rela-tive net assets and its contribution to Vanguard's capital. The Fund's Service Agreement provides as follows: (a) each Vanguard Fund may invest up to .40% of its current assets in Vanguard, and (b) there are no restrictions on the maxi-mum aggregate cash investment that the Vanguard Funds may make in Vanguard. At October 31, 1997, the Fund had contributed capital of $49,000 to Vanguard, representing 0.2% of Vanguard's capitalization.

  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Directors. The Directors set broad policies for each Fund and choose its Officers. The following is a list of the Directors and Officers of the Funds and a statement of their present positions and prin-cipal occupations during the past five years. The mailing address of the Di-rectors and Officers of the Fund is Post Office Box 876, Valley Forge, PA 19482.

                                          ROBERT E. CAWTHORN, Director
JOHN C. BOGLE, Senior Chairman and         Chairman Emeritus and Director of
Director*                                  Rhone-Poulenc Rorer, Inc.; Manag-
                                           ing Director of Global Health Care
 Senior Chairman and Director of           Partners/DLJ Merchant Banking
 The Vanguard Group, Inc. and of           Partners; Director of Sun Company,
 each of the investment companies          Inc., and Westinghouse Electric
 in The Vanguard Group; Director of        Corporation.
 The Mead Corporation, General Ac-
 cident Insurance, and Chris-Craft
 Industries, Inc.

JOHN J. BRENNAN, Chairman, Chief Ex-
ecutive Officer and Director*

 Chairman, Chief Executive Officer
 and Director of The Vanguard
 Group, Inc. and of each of the in-
 vestment companies in The Vanguard
 Group.

BARBARA BARNES HAUPTFUHRER, Director      JAMES O. WELCH, JR., Director
 Director of The Great Atlantic and        Retired Chairman of Nabisco
 Pacific Tea Company, IKON Office          Brands, Inc.; retired Vice Chair-
 Solutions, Inc., Raytheon Company,        man and Director of RJR Nabisco;
 Knight-Ridder, Inc., Massachusetts        Director of TECO Energy, Inc., and
 Mutual Life Insurance Co., and La-        Kmart Corporation.
 dies Professional Golf Associa-
 tion; and Trustee Emerita of             J. LAWRENCE WILSON, Director
 Wellesley College.                        Chairman and Chief Executive Offi-
                                           cer of Rohm & Haas Company; Direc-
BRUCE K. MACLAURY, Director                tor of Cummins Engine Company, and
 President Emeritus of The                 The Mead Corporation; and Trustee
 Brookings Institution; Director of        of Vanderbilt University.
 American Express Bank, Ltd., The
 St. Paul Companies, Inc., and Na-        RAYMOND J. KLAPINSKY, Secretary*
 tional Steel Corporation.                 Managing Director and Secretary of
                                           The Vanguard Group, Inc.; Secre-
BURTON G. MALKIEL, Director                tary of each of the investment
 Chemical Bank Chairman's Professor        companies in The Vanguard Group.
 of Economics, Princeton Universi-
 ty; Director of Prudential Insur-        RICHARD F. HYLAND, Treasurer*
 ance Co. of America, Amdahl Corpo-        Treasurer of The Vanguard Group,
 ration, Baker Fentress & Co., The         Inc. and of each of the investment
 Jeffrey Co., and Southern New En-         companies in The Vanguard Group.
 gland Telecommunications Company.
                                          KAREN E. WEST, Controller*
ALFRED M. RANKIN, JR., Director            Principal of The Vanguard Group,
 Chairman, President, Chief Execu-         Inc.; Controller of each of the
 tive Officer and Director of NACCO        investment companies in The Van-
 Industries, Inc.; Director of The         guard Group.
 BFGoodrich Company, and The Stan-        --------
 dard Products Company.                   * Officers of the Fund are "inter-
                                            ested persons" as defined in the
JOHN C. SAWHILL, Director                   Investment Company Act of 1940.
 President and Chief Executive Of-
 ficer of The Nature Conservancy;
 formerly, Director and Senior
 Partner of McKinsey & Co., and
 President of New York University;
 Director of Pacific Gas and Elec-
 tric Company, Procter & Gamble
 Company, and NACCO Industries.

  MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Vanguard Funds by third parties. During the period ended October 31, 1997, the Fund's share of Vanguard's actual net costs of operation relating to management and administrative services (including transfer agency) totaled approximately $1,653,000.

  DISTRIBUTION. Vanguard also provides all distribution and marketing services for the Vanguard Funds. The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies. During the period ended October 31, 1997, the Fund paid approximately $138,000 of the Group's distribution and marketing expenses, which represented an effective annual rate of . of 1% of the Fund's average net assets.

  One half of the distribution expenses of a marketing and promotional nature are allocated among the Vanguard Funds based upon their relative net assets. The remaining one half of these expenses is allocated among the Vanguard Funds based upon each Fund's sales for the pre-ceding 24 months relative to the total sales of the Funds as a Group. Provid-ed, however, that no Fund's aggregate quarterly rate of contribution for dis-tribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of .02 of 1% of its average month-end net assets.

  INVESTMENT ADVISORY SERVICES. An experienced investment management staff em-ployed directly by Vanguard also provides investment advisory services to the Fund, Vanguard Money Market Reserves, Vanguard Municipal Bond Fund, several Portfolios of Vanguard Fixed Income Securities Fund, Vanguard REIT Portfolio, Vanguard Treasury Fund, The Total International Portfolio of Vanguard STAR Fund, Vanguard California Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard New York Tax-Free Fund, Van-guard Ohio Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard Admi-ral Funds, Vanguard Bond Index Fund, Vanguard Balanced Index Fund, Vanguard Index Trust, Vanguard International Equity Index Fund, Vanguard Tax-Managed Fund, Vanguard Institutional Index Fund, several Portfolios of Vanguard Vari-able Insurance Fund, a portion of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund as well as several indexed separate accounts. The compensation and other expenses of this staff are paid by the Portfolios and Funds utilizing these services.

  REMUNERATION OF DIRECTORS AND OFFICERS. The Fund will pay each Director who is not also an Officer, an annual fee plus travel and other expenses incurred in attending Board meetings. Directors who are also Officers receive no remu-neration for their services as Directors. The Fund's Officers and employees are paid by Vanguard which, in turn, is reimbursed by the Fund, and each other Fund in the Group, for its proportionate share of Officers' and employees' salaries and retirement benefits. The Fund's proportionate share of remunera-tion paid by Vanguard (and reimbursed by the Fund) during the 1997 fiscal year to all Officers of the Fund, as a group, was approximately $13,508.

  Under its retirement plan, Vanguard contributes annually an amount equal to 10% of each Officer's annual compensation plus 5.7% of that part of an eligi-ble Officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect. Under its Thrift Plan, all employ-ees of Vanguard are permitted to make pre-tax basic contributions in a maximum amount equal to 4% of total compensation. Vanguard matches the basic contribu-tions on a 100% basis. A Retirement Plan for Directors has been implemented to provide a fee to retired Directors equal to $1,000 per year of service on the Board, up to 15 years of service. This fee will remain in place subsequent to the Director's retirement for a period of 10 years or until a retired Direc-tor's death. The Fund's proportionate share of retirement contributions made by Vanguard under its retirement and thrift plans on behalf of all Officers of the Fund, as a group, during the 1997 fiscal year was approximately $300.

  The following table provides detailed information with respect to the amounts paid or accrued for the Directors for the fiscal year ended October 31, 1997.

                             VANGUARD HORIZON FUND
                              COMPENSATION TABLE

                                                                                 TOTAL
                                          PENSION OR                          COMPENSATION
                          AGGREGATE   RETIREMENT BENEFITS    ESTIMATED          FROM ALL
                         COMPENSATION ACCRUED AS PART OF  ANNUAL BENEFITS    VANGUARD FUNDS
NAMES OF DIRECTORS        FROM FUND      FUND EXPENSES    UPON RETIREMENT PAID TO DIRECTORS(2)
------------------       ------------ ------------------- --------------- --------------------
John C. Bogle(1)........       --              --                  --                --
John J. Brennan(1)......       --              --                  --                --
Barbara Barnes
 Hauptfuhrer............     $190             $27             $15,000           $70,000
Robert E. Cawthorn......     $190             $23             $13,000           $70,000
Bruce K. MacLaury.......     $200             $27             $12,000           $65,000
Burton G. Malkiel.......     $191             $18             $15,000           $70,000
Alfred M. Rankin, Jr....     $190             $14             $15,000           $70,000
John C. Sawhill.........     $190             $17             $15,000           $70,000
James O. Welch, Jr......     $190             $21             $15,000           $70,000
J. Lawrence Wilson......     $190             $15             $15,000           $70,000

--------
(1) As "Interested Directors," Messrs. Bogle and Brennan receive no compensa-tion for their service as Directors.
(2) The amounts reported in this column reflect the total compensation paid to each Director for his or her service as Director or Trustee of 35 Vanguard Funds (34 in the case of Mr. Malkiel; 28 in the case of Mr. MacLaury).

                         INVESTMENT ADVISORY SERVICES

  INVESTMENT ADVISORY AGREEMENT WITH MARATHON ASSET MANAGEMENT. The Global Eq-uity Portfolio is managed by Marathon Asset Management ("Marathon-London"), Orion House, 5 Upper St. Martin's Lane, London under the terms of an agreement dated January 12, 1996.

  The investment philosophy of Marathon-London is that the best investment re-turns for equity portfolios are primarily the result of careful, thoughtful industry and company evaluation rather than "top down" country allocation de-cisions. Marathon-London's portfolios therefore tend to exhibit country weightings quite similar to broad market benchmarks, such as the unmanaged All Country Index. Sector and stock weightings will, however, differ markedly from such standards. The firm uses a team approach with each of the firm's three partners having the primary responsibility for a specific region, e.g. Europe. Jeremy J. Hosking, Director, has been designated as portfolio manager for the assets of the Global Equity Portfolio. He has 18 years of investment experi-ence.

  The Global Equity Portfolio pays Marathon-London a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end assets of the Portfolio for the quarter:

                                                                          ANNUAL
NET ASSETS                                                                 RATE
----------                                                                ------
First $100 million....................................................... 0.45%
Next $150 million........................................................ 0.40%
Next $250 million........................................................ 0.25%

  During the fiscal years ended October 31, 1996 and October 31, 1997, the Fund paid Marathon Asset Management an advisory fee of $265,000, and $530,000 before a decrease of $172,000 (0.15%) based on performance.

  The basic advisory fee may be increased or decreased by applying an adjust-ment formula based on the investment performance of the Portfolio relative to the Morgan Stanley Capital International (MSCI) All Country Index. The follow-ing table sets forth the incentive/penalty adjustment to the basic advisory fee payable by the Portfolio to Marathon-London under the investment advisory agreement. The adjustments to the fee change proportionately with performance relative to the Index.

   CUMULATIVE 36-MONTH NET PERFORMANCE                        PERFORMANCE FEE
   VS. THE MSCI ALL COUNTRY WORLD INDEX                         ADJUSTMENT*
   ------------------------------------                      -----------------
   Less than 3%............................................. -0.50 X Basic Fee
   Between 3% and 6%........................................ -0.25 X Basic Fee
   Between 6% and 9%........................................     0 X Basic Fee
   Between 9% and 12%....................................... +0.25 X Basic Fee
   More than 12%............................................ +0.50 X Basic Fee

  --------
  * For purposes of this calculation, the Basic Fee is calculated by ap-plying the quarterly rate based on the Annual Basic Fee Rate using av-erage assets over the same time period for which the performance is measured.

  Under the rules of the Securities and Exchange Commission, the incentive/penalty fee for Marathon-London will not be fully operable until the quarter ending October 31, 1998. Prior to that date the incentive/penalty fee will be calculated according to the following transition rules:

    (a) August 1, 1996 through October 31, 1998. Beginning with the quarter ending October 31, 1996, and until the quarter ending October 31, 1998, the incentive/penalty fee will be based on a comparison of the investment per-formance of the Global Equity Portfolio and the MSCI All Country World In-dex over the number of months that have elapsed between November 1, 1995 and the end of the quarter for which the fee is being computed. The number of percentage points by which the investment performance of the Portfolio must exceed the investment record of the MSCI-All Country World Index shall increase proportionately from four, three, two and one, respectively, for the twelve months ending October 31, 1996, to twelve, nine, six, and three, for the thirty-six months ending October 31, 1998.

    (b) On and After November 1, 1998. For the quarter ending January 31, 1999 and thereafter, the period used to calculate the incentive/penalty fee shall be the 36 months preceding the end of the quarter for which the fee is being computed and the number of percentage points used shall be 12, 9, 6 and 3.

  For the purpose of determining the incentive/penalty fee, the net assets of the Global Equity Portfolio will be averaged over the same period as the in-vestment performance of the portfolio as well as the investment record of the MSCI All Country World Index as adjusted.

  RELATED INFORMATION CONCERNING MARATHON. Marathon-London, Orion House, 5 Up-per St. Martin's Lane, London, England, is an independent, owner-managed in-vestment management firm founded in 1986 which provides investment advisory services to individuals, employee benefit plans, investment companies and other institutions. As of October 31, 1997, Marathon provided investment advi-sory services to clients having assets with an approximate value of $9 bil-lion.

  The agreement will continue until January 11, 1998 and will be renewable thereafter, for successive one-year periods, only if each renewal is specifi-cally approved by a vote of the Fund's Board of Directors, including the af-firmative votes of a majority of the Directors who are not parties to the agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the agreement may be presented to the shareholders of the Fund; in such event con-tinuance shall be effected only if approved by the affirmative vote of a ma-jority of the outstanding voting securities of the Fund. If the holders of any Portfolio fail to approve the agreement, Marathon-London may continue to serve as investment adviser to each Portfolio which approved the agreement, and to any Portfolio which did not ap-prove the agreement until new arrangements have been made. The agreement is automatically terminated if assigned, and may be terminated by any Portfolio without penalty, at any time, (1) either by vote of the Board of Directors or by vote of the outstanding voting securities of the Portfolio on sixty (60) days' written notice to Marathon-London, or (2) by Marathon-London upon ninety
(90) days' written notice to the Fund.

  INVESTMENT ADVISORY AGREEMENT WITH PRIMECAP. PRIMECAP Management Company ("PRIMECAP") serves as investment adviser to the Capital Opportunity Portfolio ("PORTFOLIO") under an investment advisory agreement dated as of January 23, 1998 to manage the investment and reinvestment of the assets of the Portfolio and to continuously review, supervise and administer the Portfolio's invest-ment program. PRIMECAP discharges its responsibilities subject to the control of the officers and Directors of the Fund.

  The Portfolio pays PRIMECAP an advisory fee at the end of each fiscal quar-ter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Portfolio's average month-end net assets for the quarter.

   NET ASSETS                                                              RATE
   ----------                                                              -----
   First $50 million...................................................... .500%
   Next $200 million...................................................... .450%
   Next $250 million...................................................... .375%
   Next $1,750 million.................................................... .250%
   Next $2,750 million.................................................... .200%
   Next $5,000 million.................................................... .175%
   Over $10,000 million................................................... .150%

  The agreement will continue until . and will be renewable thereafter for successive one-year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the Directors who are not parties to the contract or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the Agreement may be presented to the shareholders of the Fund; in such event, such continuance shall be effected only if ap-proved by the affirmative vote of a majority of the outstanding voting securi-ties of the Fund. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) either by vote of the Board of Directors of the Fund or by vote of its outstanding voting securities on 60 days' written notice to the Adviser, or (2) by the Adviser upon 90 days' writ-ten notice to the Fund.

  The Fund's Board of Directors may, without the approval of shareholders, provide for:

    (i) The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser;

    (ii) A change in the terms of an advisory agreement; and

    (iii) The continued employment of an existing adviser on the same advi-sory contract terms where a contract has been assigned because of a change in control of the adviser.

  Any such change will only be made upon not less than 30 days' prior written notice to shareholders, which shall include the information concerning the ad-viser that would have normally been included in a proxy statement.

  Because PRIMECAP provides only investment advisory services to the Portfolio and has no control over the Portfolio's expenses, PRIMECAP has not undertaken to guarantee expenses of the Portfolio. The officers of the Fund have worked out alternative arrangements with state authorities which do not require an expense guarantee.

  PRIMECAP is a California corporation whose outstanding shares are owned by its directors and officers. The directors of the corporation and the offices they currently hold are: Howard Bernard Schow, Chairman, Mitchell John Milias, President and Treasurer, and Theofanis Anastasios Kolokotrones, Senior Vice President and Secretary.

  During the fiscal years ended October 31, 1996 and 1997 the Fund paid Husic (the Portfolio's previous adviser) advisory fees of $395,000, and $371,000 be-fore a decrease of $223,000 (0.23%) based on performance.

  INVESTMENT ADVISORY AGREEMENT WITH STRATEGIC INVESTMENT
MANAGEMENT. Strategic Investment Management ("SIM") serves as investment ad-viser to the Global Asset Allocation Portfolio under an Investment Advisory Agreement dated August 14, 1995. For the services provided by SIM under the agreement, the Portfolio will pay SIM an advisory fee at the end of each fis-cal quarter, by applying a quarterly rate based on the following annual per-centage rates, to the average month-end assets of the Portfolio for the quar-ter:

   NET ASSETS                                                        ANNUAL RATE
   ----------                                                        -----------
   First $250 million...............................................    0.40%
   Next $250 million................................................    0.35%
   Next $500 million................................................    0.25%
   Over $1 billion..................................................    0.20%

  During the fiscal years ended October 31, 1996 and October 31, 1997, the Fund paid SIM an advisory fee of $210,000, and $322,000 before a decrease of $201,000 (0.25%) based on performance.

  The quarterly payment to SIM may be increased or decreased by applying an adjustment formula based on the investment performance of the Global Asset Al-location Portfolio relative to the theoretical Global Balanced Index which is calculated as follows:

               60%   global stock investments
               30%   global bond investments
               10%   U.S. cash reserve investments

  The monthly return of the Global Balanced Index will be calculated as 60% of the Global Stock Index monthly return plus 30% of the Global Bond Index monthly return, plus 10% of the U.S. Cash Index monthly return. The Global Stock Index return is an adjusted capitalization weighted average of the es-tablished local stock market index returns in each country adjusted to include the impact of hedging one half of the non-U.S. currency exposure. The Global Bond Index return is a capitalization weighted average (using Salomon Brothers published weights) of the currency-hedged country government bond index re-turns. The U.S. Index return is the bond equivalent yield of the Federal Re-serve's published average offering rate on 30-day commercial paper. The coun-tries included in this index will be the U.S., Canada, the United Kingdom, France, Germany, Spain, Japan, Australia and Hong Kong (there will be no bond investments in Hong Kong). The Global Balanced Index will be reviewed semi-an-nually and with approval of the Fund's Officers may be changed to reflect ad-ditions or deletions of countries from the advisor's mandate going forward.

  The following table sets forth the incentive/penalty adjustment to the basic advisory fee payable by the Portfolio to Strategic Investment Management.

   CUMULATIVE 36-MONTH PERFORMANCE                              PERFORMANCE FEE
   VS. THE GLOBAL BALANCED INDEX                                   ADJUSTMENT
   -------------------------------                              ----------------
   Less than -0.75%............................................ -0.75 X Base Fee
   Between -0.75% to +2.25%.................................... -0.50 X Base Fee
   Between +2.25% and +5.25%................................... -0.25 X Base Fee
   Between +5.25% and +8.25%...................................     0 X Base Fee
   Between +8.25% and +11.25%.................................. +0.25 X Base Fee
   Between +11.25% and +14.25%................................. +0.50 X Base Fee
   Over +14.25%................................................ +0.75 X Base Fee

--------
* For purposes of this calculation, the Base Fee represents the annual rate used in calculating the base advisory fee over the performance period multi-plied by the average assets for the performance period measured to calculate the incentive/penalty adjustment.

  Under the rules of the Securities and Exchange Commission, the incentive/penalty fee structure will not be fully operable until the quarter ending October 31, 1998, and, until that date, will be calculated according to the following transition rules.

    (a) September 1, 1996 through October 31, 1998. Beginning with the quar-ter ending October 31, 1996, and until the quarter ending October 31, 1998, the performance adjustment will be based on a comparison of the investment performance of the Global Asset Allocation Portfolio and the Global Bal-anced Index over the shorter of (i) the number of months that have elapsed between September 1, 1995 and the end of the quarter for which the fee is computed or (ii) the 36 months preceding the end of the quarter for which the fee is computed, and will be applied to the average monthly assets over the same period.

    (b) After November 1, 1998. For the quarter ending January 31, 1999, and thereafter, the period used to calculate the incentive/penalty fee shall be the 36 months preceding the end of the quarter for which the fee is being computed.

  RELATED INFORMATION CONCERNING SIM. SIM, 1001 19th Street North, 16th Floor, Arlington, VA 22209, provides asset management services to companies, institu-tions, trusts and individuals. SIM (and its affiliated companies) provides as-set management services for over $18.0 billion in assets. Michael A. Duffy, Managing Director of SIM, serves as portfolio manager for the Global Asset Al-location Portfolio.

  The agreement with SIM continues until August 13, 1998 under the same terms and conditions as described on page 10 with respect to Marathon-London.

                            SECURITIES TRANSACTIONS

  The investment advisory agreements with Marathon-London, PRIMECAP, and SIM authorize each investment adviser (with the approval of the Fund's Board of Directors) to select the brokers or dealers that will execute the purchases and sales of securities for the Portfolio of the Fund that it manages and di-rects each investment adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for such Portfolios. Each investment adviser has undertaken to execute each investment transaction at a price and commission which provides the most fa-vorable total cost or proceeds reasonably obtainable under the circumstances.

  In placing portfolio transactions, each of the Fund's investment advisers will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can of-fer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information, and provide other services in addition to execution services to the Fund and/or the investment adviser. Each investment adviser considers the investment services it receives useful in the performance of its obligations under the agreement but is unable to determine the amount by which such services may reduce its expenses.

  The investment advisory agreement also incorporates the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Directors, each investment adviser may cause the Fund to pay a broker-dealer which furnishes brokerage and research serv-ices a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the over-all responsibilities of the investment adviser to the Fund and the other Funds in the Group.

  Currently, it is the Fund's policy that each investment adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. An investment adviser will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the investment adviser and/or the Fund. However, the investment adviser has informed the Fund that it will not pay higher commission rates specifically for the purpose of obtaining research services.

  Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Fund may place portfolio orders with qualified broker-dealers who recommend the sale of shares of the Fund and may, when a number of brokers and dealers can provide comparable best price and execution on a par-ticular transaction, consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.

  During the period ending October 31, 1997, the Fund paid $926,152 in broker-age commissions.

  Some securities considered for investment by one Portfolio may also be ap-propriate for the other Portfolios and the other Funds and/or clients served by the investment advisers. If purchase or sale of securities consistent with the investment policies of a Portfolio, the other Portfolios and/or one or more of these other Funds or clients are considered at or about the same time, transactions in such securities will be allocated among the Portfolios and the several Funds and clients in a manner deemed equitable by the respective in-vestment adviser. Although there will be no specified formula for allocating such transactions, the allocation methods used, and the results of such allo-cations, will be subject to periodic review by the Fund's Board of Directors.

                              PURCHASE OF SHARES

  The Fund reserves the right in its sole discretion (i) to suspend the offer-ing of its shares, (ii) to reject purchase orders when in the judgment of man-agement such rejection is in the best interest of the Fund or any Portfolio, and (iii) to reduce or waive the minimum investment for or any other restric-tions on initial and subsequent investments as well as redemption fees for certain fiduciary accounts such as employee benefit plans or under circum-stances where certain economies can be achieved in sales of the Fund's shares.

TRADING SHARES THROUGH CHARLES SCHWAB

  You may purchase or redeem shares of Vanguard funds through Charles Schwab & Co., Inc. ("Schwab"). The Vanguard funds have authorized Schwab to accept pur-chase and redemption orders on the funds' behalf. If you place your order through Schwab and it is accepted by an authorized Schwab broker or a broker's designee prior to 3:00 p.m., Eastern time, your order will be priced at the Fund's net asset value when next computed that day. Any order received after that time will be priced at the Fund's net asset value as determined on the following business day.

                             REDEMPTION OF SHARES

  The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not rea-sonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

  The Fund has made an election with the Commission to pay in cash all redemp-tions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash, as the Direc-tors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Share Price of Each Portfolio" and a redeeming shareholder would normally incur brokerage expenses if he converted these se-curities to cash.

                              COMPARATIVE INDEXES

  Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

  Each of the investment company members of The Vanguard Group, including Van-guard Horizon Fund, Inc., may, from time to time, use one or more of the fol-lowing unmanaged indices for comparative performance purposes.

  STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX--is a well diversified list of 500 companies representing the U.S. Stock Market.

  STANDARD & POOR'S MIDCAP 400 INDEX--is composed of 400 medium sized domestic stocks.

  STANDARD & POOR'S/BARRA 600 VALUE INDEX--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

  STANDARD & POOR'S/BARRA 600 GROWTH INDEX--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

  RUSSELL 1000 VALUE INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

  WILSHIRE 5000 EQUITY INDEXES--consists of approximately 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is avail-able.

  WILSHIRE 4500 EQUITY INDEX--consists of all stocks in the Wilshire 5000 ex-cept for the 500 stocks in the Standard and Poor's 500 Index.

  MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX--is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East.

  MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY INDEX--is an arithmetic, market value-weighted average of the performance of over 2,427 securities listed on the stock exchanges of countries included in the EAFE Index, United States, Canada, and Emerging Markets.

  CAPITAL OPPORTUNITIES FUND STOCK INDEX--the Index is composed of the various common stocks that are held in the largest aggressive growth stock mutual funds, using year-end net assets, monitored by Morningstar, Inc.

  GLOBAL BALANCED INDEX--a fixed weighted index of global stocks, bonds and U.S. cash reserves, the component parts of which are derived from the adjusted capitalization weighted averages of individual currency adjusted local country indices.

  MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX--an arithmetic, market value weighted average of the performance of over 1,460 securities listed on the stock exchanges of 23 countries.

  SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX--a market capitalization weighted index consisting of government bond markets of 14 countries.

  GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convert-ible issues of $100 million or greater in market capitalization. The index is priced monthly.

  SALOMON BROTHERS GNMA INDEX--includes pools of mortgages originated by pri-vate lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

  SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX--consists of publicly is-sued, non-convertible corporate bonds rated Aa or Aaa. It is a value weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

  LEHMAN LONG-TERM TREASURY BOND INDEX--is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

  MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX--consists of over 4,500 U.S. Treasury, agency and investment grade corporate bonds.

  LEHMAN CORPORATE (BAA) BOND INDEX--all publicly offered fixed-rate, noncon-vertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

  LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX--is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, non-convertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.

  BOND BUYER MUNICIPAL BOND INDEX--is a yield index on current coupon high-grade general obligation municipal bonds.

  STANDARD & POOR'S PREFERRED INDEX--is a yield index based upon the average yield for four high-grade, non-callable preferred stock issues.

  NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value weighted index calculated on price change only and does not in-clude income.

  COMPOSITE INDEX--70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

  COMPOSITE INDEX--65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

  COMPOSITE INDEX--65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).

  LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX--consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

  RUSSELL 2000 SMALL COMPANY STOCK INDEX--consists of the smallest 2,000 stocks within the Russell 3000; a widely-used benchmark for small capitaliza-tion common stocks.

  LEHMAN BROTHERS AGGREGATE BOND INDEX--is a market weighted index that con-tains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $4 trillion.

  LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities be-tween 1 and 5 years. The index has a market value of over $1.6 trillion.

  LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX-- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $700 billion.

  LEHMAN BROTHERS MUTUAL FUND LONG (10+) GOVERNMENT/CORPORATE INDEX--is a mar-ket weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

  LIPPER BALANCED FUND AVERAGE--an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

  LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

  LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of aver-age government money market funds with similar investment objectives and poli-cies, as measured by Lipper Analytical Services, Inc.

  LIPPER SMALL COMPANY GROWTH FUND AVERAGE--the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper de-fines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

  LIPPER GENERAL EQUITY FUND AVERAGE--an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

  LIPPER FIXED INCOME FUND AVERAGE--an industry benchmark of average fixed in-come funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

  RUSSELL 3000 INDEX--consists of approximately the 3,000 largest stocks of U.S. domiciled companies commonly traded on the New York and American Stock Exchanges or the NASDAQ over-the-counter market, accounting for over 90% of the market value of publicly traded stocks in the U.S.

  RUSSELL 2800 INDEX--consists of the Russell 3000 Index (the 3,000 largest U.S. stocks), minus the 200 largest stocks.

  RUSSELL 2000(R) VALUE INDEX--composed of the 2,000 smallest securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 to-tal market capitalization.

  RUSSELL MIDCAPTM INDEX--composed of all medium and medium/small companies in the Russell 1000 Index.

  Advertisements which refer to the use of the fund as a potential investment for Individual Retirement Accounts may quote a total return based upon com-pounding of dividends on which it is presumed no Federal income tax applies.

  In assessing such comparisons of yields, an investor should keep in mind that the composition of the investments in the reported averages is not iden-tical to the Fund's Portfolio and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to cal-culate its yield. In addition there can be no assurance that the Fund will continue its performance as compared to such other averages.

                             FINANCIAL STATEMENTS

  The Fund's Financial Statements for the year ended October 31, 1997, includ-ing the financial highlights for the periods through October 31, 1997, appear-ing in the Horizon Fund's 1997 Annual Report to Shareholders, and the report thereon by Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Infor-mation. For a more complete discussion of the Fund's performance, please see the Fund's 1997 Annual Report to Shareholders, which may be obtained without charge.

                                    PART C

                          VANGUARD HORIZON FUND, INC.

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

  (A) FINANCIAL STATEMENTS

  The Fund's audited financial statements for the year ended October 31, 1997, including Price Waterhouse LLP's report thereon, appearing in the Fund's 1997 Annual Report to Shareholders are incorporated by reference in the Statement of Additional Information.

   1. Statements of Net Assets as of October 31, 1997.

   2. Statements of Operations for the year ended October 31, 1997.

   3. Statements of Changes in Net Assets for the years ended October 31, 1997 and October 31, 1996.

   4. Financial Highlights for the years ended October 31, 1997, October 31, 1996, and for the period ended June 30, 1995 to October 31, 1995.
   5. Notes to Financial Statements.
   6. Report of Independent Accountants.

  (B) EXHIBITS

   1. Articles of Incorporation*
   2. By-Laws of Registrant*
   3. Not Applicable
   4. Not Applicable

   5. Investment Advisory Agreement*
   6. Not Applicable
   7. Reference is made to the section entitled "Management of the Fund" in the Registrant's Statement of Additional Information
   8. Custodian Contracts*
   9. Form of Vanguard Service Agreement*
  10. Opinion of Counsel*
  11. Consent of Independent Accountants**
  12. Financial Statements*
  13. Not Applicable
  14. Not Applicable
  15. Not Applicable
  16. Not Applicable
--------
* Previously filed.

** Filed herewith.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  Registrant is not controlled by or under common control with any person. The Officers of the Registrant, the investment companies in The Vanguard Group of Investment Companies and The Vanguard Group, Inc. are identical. Reference is made to the caption "Management of the Fund" in the Prospectus constituting Part A and in the Statement of Additional Information constituting Part B of this Registration Statement.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

     Capital Opportunity Portfolio.......................................  7,854
     Global Asset Allocation Portfolio...................................  5,260
     Global Equity Portfolio.............................................  8,621
     Aggressive Growth Portfolio......................................... 39,321

ITEM 27. INDEMNIFICATION

  Reference is made to Article IX of Registrant's Articles of Incorporation.

  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, Officer or controlling person of the Regis-trant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or controlling person in connection with the securi-ties being registered, the Registrant will, unless in the opinion of its coun-sel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the fi-nal adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

  Reference is made to the caption "Investment Advisers" in the prospectus constituting Part "A" of this Registration Statement and "Investment Advisory Services" in Part "B" of this Registration Statement.

ITEM 29. PRINCIPAL UNDERWRITERS

  (a) None
  (b) Not Applicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

  The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940 and the rules promulgated thereunder will be maintained in the physical possession of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc. c/o The Vanguard Financial Center, Valley Forge, Pennsylvania 19482; and the Registrant's Custodians.

ITEM 31. MANAGEMENT SERVICES

  Other than the Amended and Restated Funds' Service Agreement with The Van-guard Group, Inc. which is filed herewith as Exhibit 9 and described in Part B hereof under "Management of the Fund," the Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS

  Registrant hereby undertakes to provide an Annual Report to Shareholders or prospective investors, free of charge, upon request.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVEST-MENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS ALL THE RE-QUIREMENTS FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS POST-EFFEC-TIVE AMENDMENT TO THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE TOWN OF VALLEY FORGE AND THE COMMONWEALTH OF PENNSYLVANIA, ON THE 22ND DAY OF JANUARY, 1998.

                                          Vanguard Horizon Fund, Inc.


                                          By:           (signature)
                                              --------------------------------
                                                  (RAYMOND J. KLAPINSKY)
                                                     JOHN J. BRENNAN*,

                                               PRESIDENT AND CHIEF EXECUTIVE
                                                       OFFICER

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRA-TION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACI-TIES AND ON THE DATE INDICATED:


             SIGNATURES                        TITLE                 DATE
By:          (signature)               Chairman of the           January 22,
    ---------------------------------   Board and Director        1998
       (RAYMOND J. KLAPINSKY)
           JOHN C. BOGLE*

By:          (signature)               President, Chief          January 22,
    ---------------------------------   Executive Officer         1998
       (RAYMOND J. KLAPINSKY)           and Director
          JOHN J. BRENNAN*

By:          (signature)               Director                  January 22,
    ---------------------------------                             1998
       (RAYMOND J. KLAPINSKY)
         ROBERT C. CAWTHORN*

By:          (signature)               Director                  January 22,
    ---------------------------------                             1998
       (RAYMOND J. KLAPINSKY)
       BARBARA B. HAUPTFUHRER*

By:          (signature)               Director                  January 22,
    ---------------------------------                             1998
       (RAYMOND J. KLAPINSKY)
         BURTON G. MALKIEL*

By:          (signature)               Director                  January 22,
    ---------------------------------                             1998
       (RAYMOND J. KLAPINSKY)
       BRUCE K. MACLAURY, JR.*

By:          (signature)               Director                  January 22,
    ---------------------------------                             1998
       (RAYMOND J. KLAPINSKY)
       ALFRED M. RANKIN, JR.*

By:          (signature)               Director                  January 22,
    ---------------------------------                             1998
       (RAYMOND J. KLAPINSKY)
          JOHN C. SAWHILL*

By:          (signature)               Director                  January 22,
    ---------------------------------                             1998
       (RAYMOND J. KLAPINSKY)
        JAMES O. WELCH, JR.*

By:          (signature)               Director                  January 22,
    ---------------------------------                             1998
       (RAYMOND J. KLAPINSKY)
         J. LAWRENCE WILSON*

By:          (signature)               Treasurer and
    ---------------------------------   Principal Financial      January 22,
       (RAYMOND J. KLAPINSKY)           Officer and               1998
         RICHARD F. HYLAND*             Accounting Officer


*By Power of Attorney. See File Number 2-14336, January 23, 1990. Incorporated by Reference.

                          VANGUARD HORIZON FUND, INC.

                               INDEX TO EXHIBITS

Form of Investment Advisory Agreement.................................  Ex-99.B5
Consent of Independent Accountants.................................... Ex-99.B11
Schedule for Computation of Performance Quotations.................... Ex-99.B16
Financial Data Schedule...............................................     EX-27